                           The Acorn Family of Funds



                                                Annual Report
                                                ------------------------------
                                                             December 31, 1996



Managed by Wanger Asset Management, L.P.


Acorn Family of Funds Annual Report 1996

    .Table of Contents

Squirrel Chatter
  .Excerpt from A Zebra
  in Lion Country                        1

Acorn USA
  .In a Nutshell                         2
  .Performance at a Glance               3
  .Statement of Investments             10

Acorn Fund

  .In a Nutshell                         2
  .Performance at a Glance               5
  .Major Portfolio Changes              12
  .Statement of Investments             14
  .Foreign Portfolio
  Diversification                       20

Acorn International
  .In a Nutshell                         6
  .Performance at a Glance               7
  .Major Portfolio Changes              21
  .Statement of Investments             23
  .Portfolio Diversification            30

Acorn Family of Funds

  .Tax News                              3
  .The Scarlet A Awards                  8
  .Reflections on the Year               9
  .Report of Independent
  Auditors                              31
  .Financial Highlights                 32
  .Statements of Assets                 34
  and Liabilities
  .Statements of Operations             35
  .Statements of Changes in             36
  Net Assets
  .Notes to Financial                   37
  Statements




          Press Recognition

          .On February 3, 1997, BusinessWeek ran a cover story entitled, "The Best Mutual Funds". A prominent financial planner recommended Acorn International for his model portfolio.

          In the same issue, Acorn Fund was one of three small-cap growth funds featured in a comparison of five-year risk-adjusted returns.

          .A few days later, on February 10, 1997, Forbes printed a remarkably similar story entitled, "How to Build a Mutual Fund Portfolio." Acorn Fund was one of the four recommended "good buys" among small-company funds.

 .Squirrel Chatter


People ought to invest at least a minimum in Acorn Fund if only to get hold of
Acorn's quarterly reports and read the president's tale.....
--Mutual Funds Magazine, July 1996

A Zebra in Lion Country, by Ralph Wanger, is due out in bookstores in April. Published by Simon & Schuster, this book is a witty survival guide to investing. It also features some of Ralph Wanger's letters to shareholders which investors have enjoyed reading over the years. An excerpt from his new book follows:

    Every bad idea starts from a good idea. We all know this from our own experience. We go to a party and have a glass of champagne. Good idea. We feel better, more relaxed. The party is now more interesting, the toasts more lively, the girls prettier, the dancing more fun. So we have a second glass of champagne. Another good idea. The jokes now have gone from humorous to hilarious, the people you're meeting are the most interesting and glamorous you've ever known, and the dancing is wild and you've never been better at it. But after the third glass, and the fourth... well, what started as a good idea turns into a very bad idea, with your head already beginning to pound from a headache you know will terminate in a humdinger of a hangover.

    It happens all the time in the stock market. Technology stocks have been the rage for a long time, albeit with some periods of "consolidation." The boom started with a very good idea. American technology leads the world. Personal computers and the software to run them, and other electronic and communications devices, have become inexpensive and relatively easy to use, and we all buy them. Companies like Microsoft, Motorola, Intel are well-run - indeed fabulous - companies. All this is correct, a great investment idea. The people who were in early have made a lot of money.

    But as the party lengthens, the stocks get taken over by people who don't particularly understand what's happening; they are just playing a trend. New companies are invented to meet their demands. The securities industry, you know, is not a service industry. It is a manufacturing industry. If you want a stock, Wall Street will make it for you. Any business, any kind you want. Recently, the Internet being the rage, the investment bankers have worked overtime creating a stream of IPOs to meet the demand. And people love them, to judge by their P/Es, some of which have soared into the triple-digit stratosphere.

    Remember back in the early '80's when the hard disk drive for computers was invented? It was an important, crucial invention, and investors were eager to be part of this technology. More than 70 disk drive companies were formed and their stocks were sold to the public. Each company had to get 20 percent of the market share to survive. For some reason, they didn't all do it.

    Anything can get overdone. In the financial world, things get taken to extremes all the time, like the tulip scandal of 1637. That started with a good idea. The tulip was a terrific invention. The flower had not previously been seen in Europe, and it was a great hit, and new varieties and colors increased its popularity. There was nothing wrong with the idea. But after a few years people started selling tulip bulbs for hundreds of thousands of dollars apiece, if they were of a rare variety, and a good idea went to speculative madness.

    The tulip was a good idea, disk drives were a good idea, the Internet is a good idea. They have to be good ideas or they would not become widely popular. Come up with a concept that's patently silly or harmful and people won't want it. So, only a good idea can become so popular that it becomes a bad idea.

Acorn USA
    .In a Nutshell

Acorn USA's first baby step was a grown-up leap. From launch date (September 4, 1996) through year-end, your Fund rocketed 16.5%, nearly double the return of the small-cap Russell 2000 index. Nobody (including us) can maintain that pace, but we're certainly off to a great start.

    Acorn USA's stellar performance was not the result of any single stock or sector concentration. Rather, our top stocks were a multi-industrial group, exhibiting the virtue of portfolio diversification.

    Our best performing energy stock was NGC Corp., a natural gas broker benefiting from buoyant gas prices and utility deregulation. Technology was represented by ACT Manufacturing, an electronics assembler with a bulging backlog of new customers. Health care winner was Steris, a sterilization equipment company recovering from acquisition indigestion. Best banker was Coast Savings, caught in the California S&L merger wave. Our growth utility (no oxymoron) CalEnergy benefited from a strong jolt caused by its recent acquisition of a UK electric company.

    We even cashed in on some Internet hysteria. Our top tech stock was American Business Information (ABII), a collector and vendor of financial data on small businesses. The stock crashed mid-year on overblown fears that free Internet data sources would send ABII's business the way of the buggy whip. Funny thing... the over-hyped Internet stocks got the whipping, while our Internet 'victim' soared 60%.

    Be 1997 bull or bear or somewhere in between, we're sticking to the same stock-by-stock fundamentals- based investment style that has so far proved very valuable getting Acorn USA off to a good start.

/s/ Robert A. Mohn

Robert A. Mohn
Portfolio Manager

Fund Assets as of 12/31/96: $53.1 million
    .Acorn USA Top 10 Holdings

CalEnergy                                       8.2%
Power Plants

NGC                                             6.1%
Gas Processing/Marketing

Coast Savings                                   4.8%
California Savings & Loan

GeoScience                                      4.7%
Offshore Seismic Equipment

Wackenhut                                       4.5%
Prison Management

Respironics                                     4.2%
Sleep Apnea Products

Lincare Holdings                                3.7%
Home Health Care Services

World Color Press                               3.6%
Printing

Data Transmission                               3.6%
Data Services for Farmers

Seagull Energy                                  3.6%
Oil/Gas Producer

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.



          Fund
-----------------------------------
              facts

  Our e-mail address has changed!
  The new address is acorn@wanger.com


  Find out what's new at Acorn. Visit our interactive web site at www.wanger.com

 .Performance at a Glance


Acorn USA Portfolio Diversification
    .as a % of net assets, as of 12/31/96

[PIE CHART APPEARS HERE]


Information                          18.3%
Health Care                          12.6%
Consumer Goods/Services               6.0%
Finance                               9.0%
Industrial Goods/Services            17.9%
Energy/Minerals                      27.1%
Cash                                  9.1%
                                    ------
                                    100.0%

Acorn Family of Funds
 .Tax News

Residents of Florida and Pennsylvania may be required to pay an intangibles tax or a personal property tax on a portion of the year-end value of any of the Acorn funds. The taxable NAVs for each Acorn fund are listed below:


                                           Taxable NAVs
                               ----------------------------------------
                                             Acorn
                               Acorn Fund    International    Acorn USA
FL Intangibles Tax               $14.99          $19.61         $11.65
PA Personal Property Tax         $11.94          $17.99         $ 7.27



Relative Performance
-----------------------------------------------------------------
                                   4th quarter   since inception
                                          1996          (9/4/96)

Acorn USA                                 8.7%             16.5%
Russell 2000                              5.2%              9.0%
S&P MidCap 400                            6.1%             10.7%
S&P 500                                   8.3%             13.8%
Dow-Jones                                10.2%             15.7%

The Russell 2000 is formed by taking 3,000 companies and then eliminating the largest 1,000 leaving a good small company index. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P
500. The S&P 500 is a broad market-weighted average, still blue-chip dominated. The Dow Jones Industrial Average includes 30 large companies. The beginning value used to compute the Dow Jones "since inception" return in the chart above is as of 8/31/96. All indexes are unmanaged and returns include reinvested dividends.

Net Asset Value Per Share 12/31/96: $11.65


                                                                A
                                                                I
                                                                U

          IRA
---------------------------------------------------
              Reminder

    Remember, you have until April 15, 1997 to make your 1996 IRA contribution. For an IRA booklet, please call 1-800-9-ACORN-9

    (1-800-922-6769).

Acorn Fund
    .In a Nutshell

Acorn Fund went up 4.2% in the fourth quarter. That makes eight consecutive up quarters. 1996 was a good year for us. Our gain of 22.6% is a fine absolute result, and ahead of the small-cap market averages (S&P MidCap 400, Russell 2000, Lipper Small Company Growth Funds Index) in the relative performance table on page 5. Our foreign stocks matched our strong domestic results. Our results are analyzed in detail on page 9.

    Our best stocks in the fourth quarter included some long-term holdings and some new names. We first purchased Expeditors International way back in 1987 for $3.00. The airfreight forwarder flew high for us, soaring 30 percent and boosting the Fund $6 million.

    ACT Manufacturing gave us a wonderful 46.5%+ performance in the quarter. This contract assembler serves the burgeoning telecommunications industry, and it built a $4.8 million gain.

    We got a tingle from American Power Conversion, which gained 86% in the quarter. APC makes back-up power supplies for computers. Our summer purchase sparked a fast $4 million fourth quarter gain.

    U.S. blue chip companies have had an awesome run over the last two years. Small capitalization stocks are up, but not nearly as much. Over the long-run, small company stocks have done better than large-cap stocks in the past. We can't predict the future, but we think the reasons for that superior long-term performance are still true. We're patient, long-term investors, and we're still finding fine companies that have stocks selling at prices we think are fair.


/s/ Charles P. McQuaid                   /s/ Terence M. Hogan

Charles P. McQuaid                       Terence M. Hogan
Co-Portfolio Manager                     Co-Portfolio Manager


Fund Assets as of 12/31/96: $2,842.1 million
    .Acorn Fund Top 10 Holdings

ADVANTA                                           1.9%
Credit Cards

Harley Davidson                                   1.8%
Recreational Vehicles Manufacturer

Carnival                                          1.6%
Cruise Ship Line

Liberty Media                                     1.6%
CATVProgramming

AES Corporation                                   1.6%
Global Power Producer

Lincare Holdings                                  1.4%
Home Health Care Services

Thermo Electron                                   1.4%
Energy Systems/Processing Equipment

First USA                                         1.3%
Credit Cards

Seagull Energy                                    1.2%
Oil/Gas Producer

Borders                                           1.2%
Bookstores

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings, including those described under "In a Nutshell."


          Fund
----------------------------------------------------------------
              facts
Full Year Distributions
                        ----------------------------------------
                        Acorn Fund     Acorn Int'l     Acorn USA
 Ordinary Income             $0.11        $0.12               --
 Short-Term Capital Gain     $0.13            -               --
 Long-Term Capital Gain      $1.34        $0.28               --

 Total Per Share in 1996:    $1.58        $0.40               --

 .Performance at a Glance


The Value of a $10,000 Investment in Acorn Fund
    .June 10, 1970 through December 31, 1996

                             [GRAPH APPEARS HERE]

Average Annual Total Return
---------------------------------------------------

1 Year  5 Years  10 Years   Life of Fund
22.6%   17.6%    16.1%      16.7%


Acorn Fund Mountain Chart Plot Points
Date          Acorn Fund ($)      S & P ($)
----          --------------      ---------
1970          10,000              10,000
1971          17,828              14,490
1972          19,368              17,242
1973          14,765              14,709
1974          10,691              10,816
1975          13,945              14,842
1976          23,045              18,394
1977          27,168              17,077
1978          31,777              18,200
1979          47,790              21,586
1980          62,594              28,602
1981          58,005              27,195
1982          68,208              33,054
1983          85,389              40,510
1984          89,045              43,051
1985          117,142             56,710
1986          136,843             67,295
1987          142,923             70,828
1988          178,370             82,591
1989          222,681             108,761
1990          183,674             105,386
1991          270,641             137,492
1992          336,210             147,928
1993          444,889             162,882
1994          411,750             165,032
1995          497,407             227,047
9/30/96       584,766             257,697
12/31/96      609,569             279,177

              Acorn Fund          S&P 500
----          --------------      ---------
              $609,569            $279,177

This graph compares the results of $10,000 invested in Acorn Fund on June 10, 1970 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, with the Standard & Poor's 500 Stock Index with dividends reinvested (source: Salomon Brothers Inc Stock Facts and Shaw Data Services, Inc.). Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn Fund Portfolio Diversification
    .as a % of net assets, as of 12/31/96

[PIE CHART APPEARS HERE]

Information                   17.9%
Health Care                    9.1%
Consumer Goods/Services        9.1%
Finance                       15.8%
Industrial Goods/Services     10.6%
Energy/Minerals               10.4%
Real Estate                    2.8%
Foreign                       22.3%
Cash                           2.0%
                             ------
                             100.0%

Relative Performance
---------------------------------------------------
                         4th quarter   Last 12 mos.
                                1996
Acorn Fund                      4.2%          22.6%
Dow-Jones                      10.2%          28.9%
S&P 500                         8.3%          23.0%
S&P MidCap 400                  6.1%          19.2%
Russell 2000                    5.2%          16.5%
Lipper Small Company
  Growth Funds Index           -0.9%          14.5%

The Dow Jones Industrial Average includes 30 large companies. The S&P 500 is a broad market-weighted average, still blue-chip dominated. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. The Russell 2000 is formed by taking 3,000 companies and then eliminating the largest 1,000 leaving a good small company index. The Lipper Small Company Growth Funds Index is composed of the 30 largest small company growth funds tracked by Lipper Analytical Services. All indexes are unmanaged and returns include reinvested dividends.

Net Asset Value Per Share 12/31/96: $15.04
------------------------------------------

Acorn International
    .In a Nutshell

Markets stayed on trend in the fourth quarter. The Goldilocks theory of a U.S. economy neither "too hot nor too cold" powered a strong rally here. Overseas, Europe continued to outperform and Asia to underperform. The Fund made the most money in Sweden, Finland and the U.K., and lost the most in Japan. Acorn International rose 4.1% over the three-month period, 1.3% ahead of our small-cap peers, as reported by Lipper Analytical Services.

    We finished 1996 with an excellent gain of 20.7%. We take special pride in returning 7.4% more than the average international small-cap fund and 8.9% more than the average international large-cap fund, as reported by Lipper.

    Our investment philosophy is to find good companies and hold them long-term. This works. WM Data is a shining example. It was the biggest dollar winner in the portfolio for the second year in a row, earning our shareholders $32.4 million in 1996 on top of a $24.7 million gain in 1995. It also helped us define an outsourcing theme which we used to guide us to other names. Of our top five winners in 1996, three were European computer service companies.

    The U.S. economy has been the strongest major economy in the world in recent years, and many foreign economies have been in recession. They will catch up. As the world economy improves, the earnings of companies in our portfolio (who have stayed profitable when times were tough) should flourish. Happy New Year!

/s/ Leah Joy Zell

Leah Joy Zell
Co-Portfolio Manager




Fund Assets as of 12/31/96: $1,772.5 million
    .Acorn International Top 10 Holdings

WM Data                                         Sweden          3.4%
Computer Services/Consulting

T T Tieto                                       Finland         2.4%
Computer Services/Consulting

Rhoen Klinikum                                  Germany         1.5%
Hospital Management

Fresenius                                       Germany         1.4%
Dialysis Equipment/Solutions

Getronics                                       Netherlands     1.4%
Computer Consulting

Korea Mobile Telecom                            Korea           1.2%
Mobile Communications

Serco Group                                     United Kingdom  1.2%
Facilities Management

Hennes & Mauritz                                Sweden          1.2%
Apparel Stores

Capita Group                                    United Kingdom  0.9%
Outsourcing Government Services

Oriflame International                          United Kingdom  0.9%
Natural Cosmetics Sold Door-to-Door

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings, including those described under "In a Nutshell."

          Fund
----------------------------------------
             facts

 Tax Forms 1099-DIV and 1099-B were mailed to shareholders in January with an informative Tax Guide. The Tax Guide contains important information about claiming a foreign tax credit/deduction (which is new for Acorn International shareholders this year), the income attributable to U.S. Government Obligations, and cost basis. If you did not receive your 1099(s), please call 1-800-962-1585 for a duplicate copy.

 .Performance at a Glance


The Value of a $10,000 Investment in Acorn International
    .September 23, 1992 through December 31, 1996

                             [GRAPH APPEARS HERE]

Average Annual Total Return
----------------------------------
    1 Year  3 Years   Life of Fund
    20.7%   8.1%      17.8%


Acorn Fund Mountain Chart Plot Points
Date          Acorn Int'l ($)     EAFE ($)
----          ---------------     --------
09/23/92      10,000              10,000
09/30/92      10,010              10,000
12/31/92      10,690              9,614
03/31/93      12,000              10,767
06/30/93      12,920              11,849
09/30/93      13,910              12,635
12/31/93      15,940              12,745
03/31/94      15,850              13,190
06/30/94      15,550              13,864
09/30/94      16,491              13,877
12/31/94      15,334              13,736
03/31/95      14,811              13,992
06/30/95      15,727              14,093
09/30/95      16,824              14,681
12/31/95      16,703              15,275
03/31/96      18,203              15,717
06/30/96      19,593              15,965
09/30/96      19,362              15,945
12/31/96      20,133              16,199

              Acorn Fund          EAFE
              International
----          --------------      ---------
              $20,133             $16,199

This graph compares the results of $10,000 invested in Acorn International on September 23, 1992 (the date the Fund began operations), with all dividends and capital gains reinvested, with Morgan Stanley's Europe, Australia and Far East Index (EAFE). The beginning value of EAFE is as of 9/30/92. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn International Portfolio Diversification
    .as a % of net assets, as of 12/31/96

[PIE CHART APPEARS HERE]

Information                   24.5%
Health Care                    7.4%
Consumer Goods/Services       24.2%
Finance                       17.8%
Industrial Goods/Services     10.1%
Energy/Minerals                5.7%
Real Estate                    1.3%
Transportation                 0.7%
Cash                           8.3%
                             ------
                             100.0%

Relative Performance
---------------------------------------------------------
                               4th quarter   Last 12 mos.
                                      1996
Acorn International                   4.1%          20.7%
EAFE                                  1.6%           6.1%
Lipper International Small
 Company Funds Average                2.8%          13.3%
Lipper International
 Funds Average                        3.9%          11.8%

EAFE is Morgan Stanley's Europe, Australia and Far East Index, an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Small Company Funds Average is calculated from the performance of a group of small company international funds, including Acorn International. For the 4th quarter period above, the group consisted of 28 funds. For the 12-month period above, the group consisted of 12 funds. The Lipper International Funds Average is an average of 386 international funds tracked by Lipper Analytical Services. All indexes are unmanaged and returns include reinvested dividends.

Net Asset Value Per Share 12/31/96: $19.61
------------------------------------------

Acorn Family of Funds
    .The Scarlet A Awards

Wanger Asset Management has 14 skilled investment professionals constantly seeking great stocks. Our ideas come from numerous sources. We do a lot of work to confirm the validity of a stock idea, whether it is initially suggested internally or brought to us by one of our many friends in the brokerage industry. The prestigious Scarlet A award goes to the original source of the idea. The Acorn funds had lots of great stocks in 1996, so only spectacular performers won this year. Each Scarlet A stock soared over 90% and earned our shareholders over $9 million. No stock can grow like that forever (or even for very long), but it's great while it lasts.

    Acorn International Co-Portfolio Manager Leah Zell is our Stockholm stock stalker, checking in at the Swedish capital twice a year. The international boom in outsourcing continues to be one of our most successful themes, and WM Data stands out as one of our best stocks. This company, a facilities management and data processing organization, carried on its 1995 success and made Acorn International $32 million and Acorn Fund $18.6 million by climbing 91% in 1996. Mikael Randel of Carnegie Securities in Copenhagen wins a Scarlet A for the second year in a row. He introduced Leah to the company back in 1993.

    Our analysts watch for spinouts, which often outperform the market. Acorn Fund Co-Portfolio Manager Terry Hogan saw K-Mart distributing its specialty retail divisions. Borders Group, a bookstore chain, earned Acorn Fund $17.0 million as it rose 94%. The Scarlet A goes to Terry Hogan for finding this great blue-light special. (If you want to help an Acorn company, buy your copy of A Zebra in Lion Country at Borders or Walden.)

    We often advocate a patient style of investing. Our willingness to wait for other investors to recognize value paid off with AES Corporation. AES, a global power producer, flickered modest returns for several years, but then surged 95% in 1996, generating a $15.8 million profit for Acorn Fund. Terry Hogan first purchased this stock in 1991 after learning of it from John Hatsopoulos, President of long-time Acorn holding Thermo Electron. Thermo also invested in AES. Scarlet A fans may recall that Thermo Electron appeared on last year's winning list. John Hatsopoulos will receive the coveted Scarlet A this year.

    The energy sector warmed our hearts and your wallets in 1996. Jason Selch, WAM's oil and gas guru, identified United Meridian in 1996. The Houston-based producer has particular expertise in 3-D seismic and off-shore finds, and has a terrific acquisition record. UMC made $13.9 million for Acorn Fund as it gushed 199% last year. The Scarlet A goes to Hanifen Imhoff's Greg McMichael, who delivered a great study of United Meridian to Jason. We also pay tribute to Ralph Bard, an expert on oil and mining, who helped us over the years. Mr. Bard passed away in late 1996.

    Jason's second great energy stock was Atwood Oceanics, which provided a $12.1 million profit - a 152% gain. Atwood operates off-shore drilling rigs. The company benefited from rising day-rates for its rigs, which remain well below replacement costs. Atwood was an old-time Acorn holding, dating back to 1990. Mike Breard of Dominick and Dominick presented the idea originally. Mario Cibelli of Robotti & Eng resold the intrinsic value of Atwood Oceanics to Jason, who verified Atwood's attractive attributes and doubled our position. Many thanks to both Mike Breard and Mario Cibelli, two more 1996 Scarlet A winners.

    Still more wins in the oil service industry were Digicon, a U.S. company in 3-D seismic services, and Veritas, a Canadian company in the same business. Digicon and Veritas merged to become Veritas DGC. The Scarlet A goes to Marshall Adkins, now at Raymond James.

    Finland is home to TT Tieto and Raision Tehtaat. TT Tieto is a fast-growing computer services/consulting company. This year the stock jumped 160% and brought Acorn International $26 million in profits. Raision Tehtaat is a potato processing co-operative that also deals in paper and pulp specialty chemicals. This stock provided an $18 million profit for Acorn International and a 373% return in 1996. Scarlet A's for both of these great stock ideas go to Leah Zell.

    Last but not least, we award our first-ever Scarlet A for astute stock selling to Acorn USA Portfolio Manager, Robert Mohn. Rob followed Acorn Fund holding, Mercury Finance. Last year, Mercury's profitable auto loan business shifted into reverse. Rob didn't trust that the company could continue to meet its 20% earnings growth pledge. He began selling the stock in 1996 and completely closed out the position in early

January 1997. Soon after, Mercury Finance's CEO resigned as the company publicly admitted to fraudulent earnings statements. Mercury's stock plummeted from $15 to $2 overnight, and now the company is fighting to avoid bankruptcy. Rob's savvy decision saved Acorn shareholders $18 million. Congratulations to all our Scarlet A winners.

 .Reflections on the Year

The "In a Nutshell" section featured in every quarterly shareholder report provides a detailed analysis of your funds' performance for the preceding 3 months. We encourage you to read these performance summaries written by your Co-Portfolio Managers. With this report, we have added to these summaries by reflecting on other factors that contributed to your funds' outstanding performance for the full year.


Acorn Fund
--------------------------------------------------------------------------

What contributed to your Fund's performance in 1996? Early in the year, we recognized the potential in the energy sector so we emphasized this group. The commitment paid off. Our oil and gas stocks exploded, up 69% for the year. Perhaps next time you have to pay $1.68 for a gallon of gasoline, you will feel better knowing that you own some oil wells.

    Our 20 largest holdings were up an average of 29%. These positions represent companies in a number of industries but all share a common factor - they are leaders in their field. Many of the stocks you will recognize, as we have owned them for some time - Harley Davidson, Borders Group and Carnival. Our 20 largest holdings comprised 25% of the total assets in the fund at year-end. Since our biggest positions had above-average results, the Fund as a whole did well.

    Stock-picking made a difference. Acorn Fund's 20 top-performing stocks were up a whopping 91% on average and made the Fund $249 million. Acorn Fund is highly diversified across companies and industries. The benefit of diversification is to minimize the impact of individual underperforming stocks (although it also limits the total effect of top performers).

    With over 350 stocks in the portfolio, there will always be some losers. This year, our 20 worst-performing stocks were down an average of 35%, costing the portfolio $90 million. But as you can see from our overall 22.6% return, superior stock selection and diversification paid off this year.

Acorn International
-----------------------------------------------------------------------------
There were four key factors that influenced Acorn International's total twelve-month return - stock selection, country allocation, local market returns and currency. The following summary explains where we achieved our outstanding performance in 1996:

      Good stock picking                + 9.0%
      Weighting markets correctly       + 3.2
      Gains in local markets            +11.9
      Currency                          - 3.4
                                       -------
                                        +20.7%

    Acorn International's 20 top-performing stocks were up an astonishing 118% on average, and made the Fund $204 million. Big winners included WM Data, TT Tieto and Getronics. Our top performers represent a number of industries, but these three companies are European computer consulting firms. By comparison, our 20 worst-performing stocks were down an average of 40%, costing the portfolio $73 million.

    We gained an advantage over EAFE by overweighting strong markets like Sweden, Finland and the UK, and underweighting weak markets like Japan. This contributed a full three percentage points to your Fund's total 20.7% return.

    Your Fund also benefited from healthy stock markets overseas. Approximately half of the total return was attributable to country stock market performance.

    The last factor that impacted your Fund's total return was currency. We purchase international stocks so we must consider the value of the U.S. dollar in relation to other currencies. This past year, the dollar's strength resulted in a currency loss on the portfolio of 3.4%.

    As you can see, investing overseas is complicated but our 20.7% gain in 1996 was well worth the effort.

Acorn USA
    >Statement of Investments December 31, 1996

Number of Shares                              Value (000)
---------------------------------------------------------
                                     Common Stocks: 90.9%
---------------------------------------------------------

Information:  18.3%
              >Broadcasting/CATV: 1.8%
     39,000   C-Tec (b)                          $   946
              Cable TV/Local Telephone

              >Programming for CATV/TV/
              Satellites: 6.3%
     85,400   Data Transmission Network (b)        1,900
              Data Services for Farmers

     50,000   Tele-Communications,
               Liberty Media Group (b)             1,428
              Cable TV Programming
--------------------------------------------------------
                                                   3,328

              >Mobile Communications: 0.9%
     26,800   COMARCO (b)                            489
              Wireless Network Testing

              >Computer Software/Services: 2.8%
     80,000   Simulation Sciences (b)              1,190
              Process Control Software
     10,300   CACI International (b)                 216
              Computer Software Systems
      9,200   Computer Language Research              99
              Commercial Tax Software
--------------------------------------------------------
                                                   1,505

              >Consumer Software:0.7%
     80,000   The 3DO Company (b)                    385
              Entertainment Software

              >Business Information: 0.7%
     17,000   American Business Information (b)      378
              Provides Data on Small Businesses

              >Distribution: 0.3%
     13,700   Richey Electronics (b)                 159
              Distributes Electronic Components

              >Computer Systems: 2.1%
     41,700   ACT Manufacturing (b)                1,100
              Contract Manufacturing

              >Components/Peripherals: 2.7%
     44,000   Kronos (b)                           1,408
              Time Accounting Software & Clocks
                                                   -----
Information:  Total                                9,698


Health Care: 12.6%
              >Medical Equipment: 8.1%
     128,000  Respironics (b)                    $ 2,224
              Sleep Apnea Products

      30,000  Invacare                               825
              Wheelchairs, Patient Aids & Beds

      16,000  Steris (b)                             696
              Sterilization Equipment

      44,000  Kinetic Concepts                       539
              Hospital Beds
--------------------------------------------------------
                                                   4,284
              >Services: 4.5%
      48,000  Lincare Holdings (b)                 1,968
              Home Health Care Services
      30,000  United Payors & Providers (b)          412
              Medical Claims Repricing
--------------------------------------------------------
                                                   2,380
                                                   -----
Health Care:  Total                                6,664

--------------------------------------------------------
Consumer Goods/Services: 6.0%

              >Retail: 2.3%
     108,100  Host Marriott Services (b)             986
              Runs Airport Restaurants
       7,000  Borders Group (b)                      251
              Bookstores
--------------------------------------------------------
                                                   1,237

              >Entertainment/Leisure: 2.5%
      30,000  Fairfield Communities (b)              743
              Vacation Timeshares
      33,000  Showboat                               569
              Casinos
--------------------------------------------------------
                                                   1,312
              >Manufacturers: 1.2%
      65,200  Rawlings (b)                           652
              Baseball Equipment
                                                   -----
Consumer Goods/Services: Total                     3,201
--------------------------------------------------------
Finance: 9.0%
              >Savings & Loans: 5.4%
      69,000  Coast Savings (b)                    2,527
              California Savings & Loan
      11,000  Peoples Bank Bridgeport                318
              Consumer Finance

--------------------------------------------------------
                                                   2,845

See accompanying notes to financial statements




Number of Shares                                                     Value (000)
-------------------------------------------------------------------------------

              .Insurance: 3.0%
     51,000   Penn Treaty American (b)                                 $  1,326
              Nursing Home Insurance
     11,000   Leucadia National                                             294
              Insurance Holding Company
-------------------------------------------------------------------------------
                                                                          1,620
              .Other: 0.6%
     28,000   Jayhawk (b)                                                   315
              Finances Used Autos
                                                                       --------
Finance: Total                                                            4,780

-------------------------------------------------------------------------------
Industrial Goods/Services: 17.9%
              .Steel: 5.6%
     48,500   Steel Dynamics (b)                                            928
              Steel Mini-Mill
     50,000   Atchison Casting (b)                                          900
              Steel Foundries
     32,000   Schnitzer Steel                                               820
              Scrap Steel
     12,000   Gibraltar Steel (b)                                           315
              Steel Processing
-------------------------------------------------------------------------------
                                                                          2,963
              .Machinery: 1.0%
     30,500   Farr (b)                                                      507
              Filters

              .Industrial Suppliers: 3.2%
     33,000   Bearings                                                      920
              Distributes Industrial Components
     28,000   Lilly Industries, Cl. A                                       511
              Industrial Coatings
     18,000   Aftermarket Technology (b)                                    311
              Auto Transmission Remanufacturer
-------------------------------------------------------------------------------
                                                                          1,742
              .Services: 8.1%
    155,200   Wackenhut, Cl. B                                            2,367
              Prison Management
    100,000   World Color Press (b)                                       1,925
              Printing
-------------------------------------------------------------------------------
                                                                          4,292
                                                                       --------
Industrial Goods/Services: Total                                          9,504


Principal Amount or
Number of Shares                                                     Value (000)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Energy/Minerals: 27.1%
              .Independent Power: 8.1%
     128,000  CalEnergy (b)                                            $  4,304
              Power Plants

              .Oil/Gas Producers: 7.0%
      86,000  Seagull Energy (b)                                          1,892
              Oil & Gas Producer
     129,000  Tesoro Petroleum (b)                                        1,806
              Oil Refinery/Gas Reserves
-------------------------------------------------------------------------------
                                                                          3,698

              .Distribution/Marketing/Refining: 6.5%
     139,000  NGC                                                         3,232
              Gas Processing/Marketing
       9,100  United Cities Natural Gas (b)                                 205
              Natural Gas Distributor
-------------------------------------------------------------------------------
                                                                          3,437
              .Oil Services: 5.5%
     191,000  GeoScience (b)                                              2,483
              Offshore Seismic Equipment Company
       4,000  Atwood Oceanics (b)                                           254
              Offshore Drilling Company
      10,000  J Ray McDermott (b)                                           220
              Offshore Construction Company
-------------------------------------------------------------------------------
                                                                          2,957
                                                                       --------
Energy/Minerals: Total                                                   14,396

                                                                       --------
Total Common Stocks: 90.9%                                               48,243
            (Cost: $44,075)

Short-Term Obligations:10.5%
     $2,577   Prudential Funding 1/2/97 6.25%                             2,577
     $2,576   Capital Services 1/2/97 6.50%                               2,576
       $400     State Street Bank Repurchase
                Agreement 1/02/97 2.00%;
                12/31/96 Agreement Collateralized
                by U.S. Treasury Notes                                      400
-------------------------------------------------------------------------------
              (Amortized Cost: $5,553)                                    5,553
                                                                       --------
Total Investments: 101.4%                                                53,796
              (Cost: $49,628)
                                                                       --------
Cash and Other Assets Less Liabilities: (1.4%)                             (711)

                                                                       --------
Total Net Assets: 100%                                                  $53,085
===============================================================================

-------------------------------------------------------------------------------
 .Notes to Statement of Investments
(a) At December 31, 1996, for federal income tax purposes cost of investments was $49,628,000 and net unrealized appreciation was $4,168,000, consisting of gross unrealized appreciation of $5,070,000 and gross unrealized depreciation of $902,000.
(b)  Non-income producing security.

Acorn Fund
    .Major Portfolio Changes in the Fourth Quarter


                                                           Number of Shares
                                                       ------------------------
                                                       9/30/96         12/31/96
Additions
-------------------------------------------------------------------------------
    Information

Axime Ex Segin                                          20,000           50,000
BDM International                                      104,000          140,000
C-Tec                                                  200,000          300,000
Computer Language Research                             183,000          310,000
Gaylord Entertainment                                        0          300,000
IFR Systems                                            228,000          300,000
Informix                                                     0          330,000
Kronos                                                 423,000          550,000
Metrika Systems                                              0           65,000
NTT Data                                                   115              246
Simulation Sciences                                          0           70,000
Sterling Commerce                                            0          160,000
TCI Satellite Entertainment                                  0          130,000
  (spinoff from Telecom Inc., Cl. A)
Thermo Instrument Systems                              535,000          685,000

-------------------------------------------------------------------------------
    Health Care

Gedeon Richter                                               0           20,000
Medeva                                               2,700,000        3,100,000
Getinge Industrier                                           0          650,000
Respironics                                            582,000        1,162,000
HealthCare Compare                                           0          573,000
MDL Information Systems                                185,000          275,000

-------------------------------------------------------------------------------
    Consumer Goods/Services

Airtours                                                     0          200,000
Hellenic Bottling                                      200,000          260,000
Designer Holdings                                            0          290,000
Esselte                                                180,000          260,000
Kimberly Clark de Mexico                               400,000          500,000
Escada                                                  20,000           30,000
Host Marriott Services                                 332,000          663,000

-------------------------------------------------------------------------------
    Finance

Foremost                                               197,000          247,000
Baker Fentress                                         784,000          865,000
Invesco Funding                                              0          340,000
Cetelem                                                 26,000           70,000
  (includes effect of 100% stock dividend)
World Acceptance                                       700,000        1,190,000
Coast Savings                                          418,000          528,000



                                                           Number of Shares
                                                       ------------------------
                                                       9/30/96         12/31/96
-------------------------------------------------------------------------------
    Industrial Goods/Services
Aftermarket Tech                                              0         108,000
Schnitzer Steel                                         220,000         300,000
Hunter Douglas                                           50,000         110,000
Steel Dynamics                                                0         225,000
Wackenhut, Cl. B                                        660,000         851,000
World Color Press                                       760,000       1,185,000

-------------------------------------------------------------------------------
    Energy/Minerals

Cemig                                               190,000,000     235,000,000
Costilla Energy                                               0         400,000
United Cities Natural Gas                                     0          80,000
RAO Gazprom                                                   0          62,500
Seagull Energy                                          600,000       1,600,000
  (includes effect of merger with
  Global Natural Resources)
J Ray McDermott                                         200,000         400,000
Saipem                                                        0       1,000,000

-------------------------------------------------------------------------------
    Real Estate

First Washington Realty Trust                           80,000          150,000
Homestead Village                                            0           88,000
Macerich                                                     0          400,000

-------------------------------------------------------------------------------
    Transportation

Flughafen Wien                                         120,000          180,000


                                                             Number of Shares
                                                          ---------------------
                                                           9/30/96     12/31/96

 Sales
-------------------------------------------------------------------------------
    Information

ACT Manufacturing                                          505,000      350,000
Bell Microproducts                                         201,000            0
CACI International                                         618,000      461,000
Century Communications, Cl. A                              500,000            0
Cognos                                                     150,000      100,000
Daktronics                                                  50,000            0
Datum                                                       85,000            0
Jones Intercable, Cl. A                                    440,000      325,000
Jones Intercable                                            22,500            0
Learning Company                                           350,000            0
Oak Industries                                             500,000      350,000
Providence Journal                                         400,000            0
Shaw Communications, Cl. B                                 800,000      580,000
Tele-Communications,
  Series A TCI Group                                     1,500,000    1,000,000
Triad Systems                                              700,000            0
WM Data Nordic                                             460,000      400,000

-------------------------------------------------------------------------------
    Health Care

Pharmaceutical Marketing Services                          235,000            0
Renal Treatment Centers                                    462,000            0
Space Labs Medical                                         345,000            0
Steris                                                     684,000            0
Thermedics                                                 552,000      268,000

-------------------------------------------------------------------------------
    Consumer Goods/Services

Alliance Entertainment                                     445,000            0
Aucnet                                                      90,000       55,000
  (includes effect of 10% stock dividend)
Grupo Herdez                                             4,200,000            0
International Cosmetics                                     56,100            0
Mayora Indah                                             1,884,000            0
Mr Max                                                     209,000      134,900
Newell                                                   1,650,000      825,000
Royal                                                      120,000            0
Thai President Foods                                       200,000            0
Toy Biz                                                    251,000            0

-------------------------------------------------------------------------------
    Finance

Cash America                                               620,000            0
Credicorp                                                  300,000            0
First American                                             105,000       70,000
Mercury Finance                                            898,000      818,000
Promise                                                     60,000       20,000
Seoul International Trust                                   80,000            0
T. Rowe Price                                              174,000      145,000
Thailand Fund                                               70,000       30,000
Washington Federal                                         756,000      645,000

-------------------------------------------------------------------------------
    Industrial Goods/Services

Douglas & Lomason                                          255,000            0
Expeditors International                                   600,000    1,000,000
  (includes effect of 2 for 1 stock split)
HA.LO Industries                                           384,000      353,000
  (includes effect of 5 for 4 stock split)
Sealed Air                                                 240,000            0
Thermo Electron                                          1,125,000      975,000

-------------------------------------------------------------------------------
    Energy/Minerals

Abraxas Petroleum                                          360,000            0
AES Corporation                                          1,000,000      955,000
Devon Energy                                               500,000      300,000
Louis Dreyfus Natural Gas                                  440,000      350,000
Pittencrieff Resources                                     700,000            0
United Meridian                                            300,000      200,000
Veritas Energy Services                                    180,000      115,000

-------------------------------------------------------------------------------
    Real Estate

Fondo Opcion, Series B                                     600,000            0


Acorn Fund
    .Statement of Investments December 31, 1996

Number of Shares                                                  Value (000)
-----------------------------------------------------------------------------
                                                      Common Stocks and Other
                                                Equity-Like Securities: 98.0%
-----------------------------------------------------------------------------
Information: 17.9%
           .Broadcasting/CATV: 1.7%
1,000,000  Tele-Communications,
             Series A TCI Group (b)                                  $ 13,062
   47,000  Tele-Communications, Cum. Pfd.                               3,125
  300,000  TCA Cable TV                                                 9,037
  300,000  C-Tec (b)                                                    7,275
  170,000  Argyle Television (b)                                        4,165
  325,000  Jones Intercable, Cl. A (b)                                  3,372
  300,000  Granite Broadcasting (b)                                     3,187
   80,000  Cablevision Systems (b)                                      2,450
  130,000  TCI Satellite Entertainment (b)                              1,284
-----------------------------------------------------------------------------
                                                                       46,957
           .Programming for CATV/TV/
           Satellites: 3.7%
1,600,000  Tele-Communications,
             Liberty Media Group (b)                                   45,700
  750,000  Data Transmission Network (b) (c)                           16,687
  700,000  International Family
             Entertainment (b)                                         10,850
  567,000  United Video Satellite (b)                                   9,922
  300,000  BET Holdings, Cl. A (b)                                      8,625
  300,000  HSN (formerly known as Silver King
             Communications) (b)                                        7,125
  300,000  Gaylord Entertainment                                        6,862
-----------------------------------------------------------------------------
                                                                      105,771
           .Mobile Communications: 2.1%
  500,000  Telephone and Data Systems                                  18,125
  450,000  Cellular Communications of
             Puerto Rico (b)                                            8,887
  465,000  Vanguard Cellular Systems (b)                                7,324
  800,000  Mobile Telecommunication
             Technologies (b)                                           6,800
  355,000  COMARCO (b) (c)                                              6,479
  450,000  PriCellular (b)                                              5,175
  350,000  Palmer Wireless (b)                                          3,675
  300,000  Centennial Cellular (b)                                      3,637
-----------------------------------------------------------------------------
                                                                       60,102
           .Computer Software/Services: 3.0%
  259,000  BRC Holdings (b)                                            11,590
  360,000  Analysts International                                      10,170
  461,000  CACI International (b)                                       9,681
  480,000  Systems & Computer Technology (b)                            7,680
  153,000  Compuware (b)                                                7,669

Principal Amount or
Number of Shares                                                  Value (000)
-----------------------------------------------------------------------------

  140,000  BDM International (b)                                        7,595
  330,000  Informix (b)                                                 6,724
  210,000  Keane (b)                                                    6,667
  160,000  Sterling Commerce (b)                                        5,640
  200,000  American Management Systems (b)                              4,900
  310,000  Computer Language Research                                   3,332
  208,333  Source Informatics Cv. Pfd. (b)                              2,360
   70,000  Simulation Sciences (b)                                      1,041
  170,000  Kurzweil Applied Intelligence (b)                              510
-----------------------------------------------------------------------------
                                                                       85,559
           .Gaming Equipment: 1.1%
1,800,000  International Game Technology                               32,850

           .Consumer Software: 0.2%
  280,000  Activision (b)                                               3,605
  350,000  Spectrum HoloByte (b)                                        2,625
  180,000  The 3DO Company (b)                                            866
-----------------------------------------------------------------------------
                                                                        7,096
           .Business Information: 0.7%
  700,000  American Business Information (b)                           15,575
  885,714  GIGA Cv. Pfd. (b) (c)                                        3,100
-----------------------------------------------------------------------------
                                                                       18,675
           .Computer Systems: 1.7%
  600,000  Solectron (b)                                               32,025
  350,000  ACT Manufacturing (b)                                        9,231
  287,000  Altron (b)                                                   6,027
-----------------------------------------------------------------------------
                                                                       47,283
           .Instrumentation: 1.3%
  685,000  Thermo Instrument Systems (b)                               22,691
5,000,000  Thermo Optek, 5% Note Due 10/15/00                           5,150
  300,000  IFR Systems (b) (c)                                          4,725
1,500,000  Thermoquest, 5% Note Due 8/15/00                             1,545
   20,000  Thermoquest (b)                                                257
  100,000  Thermo Bio Analysis (b)                                      1,350
   65,000  Metrika Systems (b)                                            488
-----------------------------------------------------------------------------
                                                                       36,206
           .Distribution: 0.9%
1,000,000  Pioneer-Standard Electronics                                13,125
  300,000  Kent Electronics (b)                                         7,725
  400,000  Richey Electronics (b)                                       4,650
-----------------------------------------------------------------------------
                                                                       25,500
           .Components/Peripherals: 1.5%
  550,000  Kronos (b) (c)                                              17,600

See accompanying notes to financial statements



Number of Shares                                      Value (000)
-----------------------------------------------------------------
   325,000  American Power Conversion (b)                $  8,856
   350,000  Oak Industries (b)                              8,050
   325,000  Planar Systems (b)                              3,819
   250,000  Exide Electronics Group (b)                     3,687
-----------------------------------------------------------------
                                                           42,012

Information: Total                                        508,011

-----------------------------------------------------------------
Health Care: 9.1%
            .Biotechnology/Drug Delivery: 2.1%
   450,000  Watson Pharmaceuticals (b)                     20,222
   260,000  RP Scherer (b)                                 13,065
   228,000  Biogen (b)                                      8,835
   450,000  Inhale Therapeutic Systems (b)                  6,806
   800,000  Corvas International (b)                        4,500
   800,000  Corvas International Warrants (b)               1,600
   200,000  Genome Therapeutics (b)                         2,150
   280,000  CIMA Labs (b)                                   1,715
-----------------------------------------------------------------
                                                           58,893

            .Medical Equipment: 2.4%
   750,000  Invacare                                       20,625
 1,162,000  Respironics (b) (c)                            20,190
 1,000,000  Kinetic Concepts                               12,250
   350,000  Affymetrix (b)                                  6,217
   268,000  Thermedics (b)                                  4,857
   267,000  Innovasive Devices (b)                          2,069
   125,000  Trex Medical (b)                                1,625
-----------------------------------------------------------------
                                                           67,833

            .Hospital/Laboratory Supplies: 0.7%
   322,000  Sybron International (b)                       10,626
   273,000  Hillenbrand Industries                          9,896
-----------------------------------------------------------------
                                                           20,522

            .Services: 3.9%
 1,000,000  Lincare Holdings (b)                           41,000
   498,000  HBO & Company                                  29,569
   573,000  HealthCare Compare (b)                         24,281
   505,000  United Payors and Providers (b)                 6,944
   275,000  MDL Information Systems (b)                     5,122
   100,000  ThermoTrex (b)                                  2,738
   300,000  Walsh International (b)                         2,521
-----------------------------------------------------------------
                                                          112,175
                                                        ---------
Health Care: Total                                        259,423

-----------------------------------------------------------------
Principal Amount or
Number of Shares                                      Value (000)
-----------------------------------------------------------------

Consumer Goods/Services: 9.1%
            .Retail: 2.0%
   980,000  Borders Group (b)                              35,157
   295,000  Quality Food Centers (b)                        9,956
   663,000  Host Marriott Services (b)                      6,050
   200,000  Duckwall Alco Stores (b)                        2,850
    84,000  Mac Frugal's (b)                                2,194
-----------------------------------------------------------------
                                                           56,207

            .Recreational Vehicles: 2.1%
 1,100,000  Harley-Davidson                                51,700
   320,000  Thor Industries                                 8,080
-----------------------------------------------------------------
                                                           59,780

            .Food: 0.4%
   725,000  Shoney's (b)                                    5,075
   634,000  Au Bon Pain (b) (c)                             4,121
   125,000  Morton's Restaurant Group (b)                   2,109
    60,000  Dave & Buster's (b)                             1,207
-----------------------------------------------------------------
                                                           12,512

            .Entertainment/Leisure: 2.8%
 1,400,000  Carnival                                       46,200
   215,000  GC Companies (b)                                7,444
   276,000  Carmike Cinemas (b)                             7,003
   472,000  Hollywood Park, Cv. Pfd.                        6,254
   265,000  Royal Caribbean Cruises                         6,194
   180,000  Rio Hotel & Casino (b)                          2,632
   100,000  Showboat                                        1,725
   535,000  Monarch Casino & Resort (b) (c)                 1,070
$6,250,000  Grand Palais Casino 14%
             Note Due 2/25/98 (b)                             313
-----------------------------------------------------------------
                                                           78,835

            .Manufacturers: 1.8%
   825,000  Newell                                         25,987
   565,000  Wolverine World Wide                           16,385
   290,000  Designer Holdings (b)                           4,676
   232,000  Norwood Promotional (b)                         4,234
-----------------------------------------------------------------
                                                           51,282
                                                         --------
Consumer Goods/Services: Total                            258,616

-----------------------------------------------------------------
Finance: 15.8%
            .Banks: 1.1%
   380,000  Texas Regional Bancshares                      12,920
   285,000  Union Planters                                 11,115

Acorn Fund
    .Statement of Investments

Number of Shares                                       Value (000)
------------------------------------------------------------------
      70,000      First American                          $  4,034
     104,000      Riverside National Bank                    1,807
------------------------------------------------------------------
                                                            29,876

                  .Savings & Loans: 3.7%
     845,000      Peoples Bank Bridgeport                   24,399
     528,000      Coast Savings (b)                         19,338
     645,000      Washington Federal                        17,092
     390,000      Washington Mutual                         16,892
     260,000      TCF                                       11,310
     538,000      Commonwealth Bancorp                       8,070
     280,000      Imperial Thrift & Loan (b)                 4,200
     156,000      Indiana Federal                            3,491
------------------------------------------------------------------
                                                           104,792

                  .Insurance: 2.2%
     836,000      Baldwin & Lyons, Cl. B                    15,362
     247,000      Foremost                                  14,820
     351,000      United Fire & Casualty                    12,373
     350,000      PXRE Corporation                           8,663
     216,000      Leucadia National                          5,778
     318,000      ALLIED Life (c)                            5,565
------------------------------------------------------------------
                                                            62,561

                  .Money Management: 2.7%
     880,000      United Asset Management                   23,430
     865,000      Baker Fentress                            14,597
     618,000      SEI                                       13,751
   1,621,000      Phoenix Duff and Phelps                   11,550
     231,000      BISYS (b)                                  8,561
     145,000      T. Rowe Price                              6,308
------------------------------------------------------------------
                                                            78,197

                  .Credit Cards: 4.4%
   1,088,000      First USA                                 37,672
     767,000      ADVANTA, Cl. A                            32,789
     520,000      ADVANTA, Cl. B                            21,255
     575,000      National Data                             25,013
     275,000      Concord EFS (b)                            7,769
------------------------------------------------------------------
                                                           124,498

                  .Other: 1.7%
   1,049,000      Americredit (b)                           21,505
     818,000      Mercury Finance                           10,021
   1,190,000      World Acceptance (b) (c)                   8,181
     496,000      Jayhawk (b)                                5,580
     310,000      DVI Health Services (b)                    4,030
------------------------------------------------------------------
                                                            49,317
                                                           -------
Finance: Total                                             449,241

------------------------------------------------------------------
Industrial Goods/Services: 10.6%
                  .Steel: 2.0%
   1,110,000      Worthington Industries                    20,119
     440,000      Gibraltar Steel (b)                       11,550
     300,000      Schnitzer Steel                            7,688
     374,000      Atchison Casting (b) (c)                   6,732
     300,000      A M Castle                                 5,775
     225,000      Steel Dynamics (b)                         4,303
------------------------------------------------------------------
                                                            56,167

                  .Machinery: 3.1%
     975,000      Thermo Electron (b)                       40,219
     800,000      Baldor Electric                           19,700
     150,000      Nordson                                    9,563
     675,000      Thermo Fibertek (b)                        6,286
     135,000      Valmont Industries                         5,569
     110,000      Applied Power                              4,359
     189,000      Hein-Werner (b) (c)                        1,252
     500,000      Stevens International, Cl. A (b) (c)         750
      34,000      Stevens International, Cl. B (b) (c)          91
------------------------------------------------------------------
                                                            87,789

                  .Industrial Suppliers: 1.9%
     600,000      Unifi                                     19,275
     750,000      Lilly Industries, Cl. A                   13,688
     320,000      Bearings                                   8,920
      96,000      Mine Safety Appliances                     5,112
     244,000      U. S. Can (b)                              4,118
     108,000      Aftermarket Technology (b)                 1,863
      35,000      Zoltek (b)                                 1,273
------------------------------------------------------------------
                                                            54,249

                  .Services: 3.6%
   1,000,000      Expeditors International
                   of Washington                            23,000
   1,185,000      World Color Press (b)                     22,811
     851,000      Wackenhut, Cl. B                          12,978
      45,000      Wackenhut, Cl. A                             776
     430,000      Hub Group (b)                             11,503

See accompanying notes to financial statements

Principal Amount or
Number of Shares                                      Value (000)
-----------------------------------------------------------------
   353,000  HA.LO Industries (b)                         $  9,708
   450,000  Material Sciences (b)                           8,100
   530,000  Thermo TerraTech (b)                            5,234
   374,000  Thomas Group (b) (c)                            3,366
$2,900,000  Western Water, 9% Cv.
             Note Due 9/25/05                               2,900
   119,000  AG Services of America (b)                      1,978
-----------------------------------------------------------------
                                                          102,354
                                                         --------
Industrial Goods/Services: Total                          300,559

-----------------------------------------------------------------
Energy/Minerals: 10.4%
            .Independent Power: 3.0%
   955,000  AES Corporation (b)                            44,408
     1,852  AES Corporation Warrants (b)                       38
   868,000  CalEnergy (b)                                  29,187
   585,000  Thermo Ecotek (b)                               8,921
   285,000  Thermo Power (b)                                2,262
    85,000  Thermo Optek (b)                                  967
-----------------------------------------------------------------
                                                           85,783

            .Oil/Gas Producers: 3.6%
 1,600,000  Seagull Energy (b)                             35,200
   900,000  Tesoro Petroleum (b)                           12,600
   700,000  Forest Oil (b)                                 12,338
   300,000  Devon Energy                                   10,425
   200,000  United Meridian (b)                            10,350
   350,000  Louis Dreyfus Natural Gas (b)                   5,994
   400,000  Costilla Energy (b)                             5,450
   200,000  St. Mary Land & Exploration                     4,975
   800,000  Tipperary (b) (c)                               3,700
   110,000  Abraxas Petroleum CVR Units (b)                 1,133
-----------------------------------------------------------------
                                                          102,165

            .Distribution/Marketing/Refining: 1.6%
   750,000  NGC                                            17,438
   630,000  Southern Union (b)                             13,860
   303,000  Atmos Energy                                    7,234
   150,000  KN Energy                                       5,888
    80,000  United Cities Natural Gas                       1,800
-----------------------------------------------------------------
                                                           46,220

            .Oil Services: 1.9%
   320,000  Atwood Oceanics (b)                            20,320
   350,000  Energy Ventures (b)                            17,806
   400,000  J Ray McDermott (b)                             8,800
   400,000  Veritas DGC (b)                                 7,400
-----------------------------------------------------------------
                                                           54,326

            .Mining: 0.3%
   300,000  Zeigler Coal Holding                            6,413
                                                         --------
Energy/Minerals: Total                                    294,907

-----------------------------------------------------------------
Real Estate: 2.8%
   829,000  The Rouse Company (b)                          26,321
   400,000  Macerich                                       10,450
   155,000  Forest City Enterprises, Cl. B                  9,378
   123,000  Forest City Enterprises, Cl. A                  7,442
   210,000  Equity Residential Properties Trust             8,663
   165,000  Weingarten Realty Investors                     6,703
   150,000  First Washington Realty Trust                   3,525
   120,000  First Washington Realty Trust, Cv. Pfd.         3,270
   243,000  Sunstone Hotel Investors                        3,189
    88,000  Homestead Village (b)                           1,584
     1,000  Homestead Village Warrants (b)                      8
                                                         --------
Real Estate: Total                                         80,533

-----------------------------------------------------------------
Foreign Securities: 22.3%
            .Canada: 0.9%
   800,000  Ranger Oil                                      7,900
   200,000  Shaw Industries, Cl. A                          4,042
   125,000  BCE Mobile Communications (b)                   3,702
   580,000  Shaw Communications, Cl. B                      3,216
   100,000  Cognos (b)                                      2,813
   115,000  Veritas Energy Services
             (exchangeable into Veritas DGC) (b)            2,181
   200,000  Cogeco Cable                                    1,284
-----------------------------------------------------------------
                                                           25,138

            .United Kingdom: 4.0%
 1,200,000  Serco Group                                    13,841
 3,100,000  Medeva                                         13,554
   400,000  International CableTel (b)                     10,100
 2,000,000  Securicor Group, Cl. A                          9,566
   650,000  Comcast UK Cable Partners (b)                   8,856
 1,130,000  N. Brown Group                                  8,673
 1,700,000  Invesco                                         7,549
    68,000  Invesco ADS                                     3,018
   340,000  Invesco Funding (b)                             1,510
    13,600  Invesco Funding LLC (b)                           602

Acorn Fund
    .Statement of Investments

Number of Shares                                      Value (000)
-----------------------------------------------------------------
   700,000  Powerscreen International                    $  6,768
   393,000  Getty Communications, Cl. A (b)                 5,895
   600,000  Edinburgh Fund Managers                         5,791
   580,000  Oriflame                                        5,310
 1,200,000  Body Shop International                         4,159
   200,000  Airtours                                        2,781
 1,000,000  Capital                                         2,738
   350,000  Ethical Holdings (b)                            2,034
 4,500,000  Electronics Boutique (b)                        1,579
-----------------------------------------------------------------
                                                          114,324

            .Germany/Austria: 0.8%
   180,000  Flughafen Wien (Austria)                        9,166
   425,000  United International Holdings
             (Austria) (b)                                  5,206
    30,000  Escada                                          4,847
     8,000  Binding-Brauerei                                2,544
-----------------------------------------------------------------
                                                           21,763

            .Nordic Countries: 3.3%
   400,000  WM Data Nordic (Sweden)                        34,564
   100,000  Hennes & Mauritz, Cl. B (Sweden)               13,825
   650,000  Getinge Industrier (Sweden)                    12,804
   240,000  Autoliv (Sweden)                               10,510
   725,000  SensoNor (Norway) (b)                           6,699
   260,000  Esselte, Series A (Sweden)                      5,902
   220,000  Pricer, Cl. B (Sweden) (b)                      5,413
    50,000  Sentra, Cl. A (Finland)                         1,654
    90,000  Benefon (Finland)                               1,560
   130,000  Sysdeco Group (Norway) (b)                        521
-----------------------------------------------------------------
                                                           93,452

            .Netherlands: 0.7%
   110,000  Hunter Douglas                                  7,408
   270,000  Getronics                                       7,320
   180,000  Telegraaf Holdings                              3,788
-----------------------------------------------------------------
                                                           18,516

            .Switzerland: 0.8%
     6,000  Societe Generale de Surveillance               14,701
    14,000  Liechtenstein Global Trust                      7,152
-----------------------------------------------------------------
                                                           21,853

            .France: 1.2%
    45,000  Guilbert                                        8,786
    65,000  Sligos                                          8,502
    70,000  Cetelem                                         8,079
    50,000  Axime Ex Segin (b)                              5,771
    17,000  Canal Plus                                      3,747
-----------------------------------------------------------------
                                                           34,885

            .Spain/Portugal: 0.4%
   375,000  Filmes Lusomundo (Portugal) (b)                 4,314
   185,000  Vallehermoso                                    4,004
    70,000  Cortefiel                                       2,099
-----------------------------------------------------------------
                                                           10,417

            .Italy/Greece: 1.4%
 4,300,000  Banca Fideuram                                  9,423
   300,000  Cellular Communications
             International (b)                              8,700
   260,000  Hellenic Bottling (Greece)                      8,331
 1,000,000  Saipem                                          4,616
   170,000  Industrie Natuzzi                               3,910
 1,100,000  Tecnost                                         2,952
 1,200,000  Costa Crociere                                  2,904
-----------------------------------------------------------------
                                                           40,836

            .Israel: 0.1%
   200,000  Pec Israel Economic (b)                         3,350

            .Eastern Europe - 0.1%
    20,000  Gedeon Richter (Hungary)                        1,169
    62,500  RAO Gazprom (Russia) (b)                        1,103
-----------------------------------------------------------------
                                                            2,272

            .India: 0.2%
   300,000  IS Himalaya Fund (b)                            3,870
    39,393  Housing Development Finance                     2,429
-----------------------------------------------------------------
                                                            6,299

            .Hong Kong: 0.5%
 4,500,000  Varitronix International                        8,145
 7,318,000  JCG Holdings                                    7,143
-----------------------------------------------------------------
                                                           15,288

            .China: 0.4%
   810,000  AES China Generating (b) (c)                   10,328
   200,000  The Investment Company of China (b)             1,366
-----------------------------------------------------------------
                                                           11,694

            .Singapore: 0.4%
 5,100,000  Genting International                          12,240


See accompanying notes to financial statements

Principal Amount or
Number of Shares                                   Value (000)
--------------------------------------------------------------
             .Malaysia: 0.6%
  1,450,000  Resorts World (b)                         $ 6,603
  1,125,000  Kian Joo Can Factory (b)                    6,236
    440,000  O.Y.L. Industries                           4,660
--------------------------------------------------------------
                                                        17,499

             .Thailand: 0.1%
     30,000  The Thailand Fund (b)                       1,838
  3,300,000  Sinpinyo Fund V (b)                         1,448
--------------------------------------------------------------
                                                         3,286

             .Korea/Taiwan: 1.4%
    120,000  Formosa Fund (Taiwan) (b)                  11,340
    460,000  President Enterprises (Taiwan) (b)          8,280
      5,300  Korea Mobile Telecom                        5,431
    283,250  Korea Mobile Telecom GDS (b)                3,647
    275,000  Kookmin Bank                                4,376
    110,956  Shinsegae                                   4,068
      7,843  Shinsegae (New)                               288
    300,000  Korea-Europe Fund                           1,530
--------------------------------------------------------------
                                                        38,960

             .Indonesia/Philippines: 0.4%
  7,000,000  PILTEL (Philippines) (b)                    5,922
    195,501  Unilever Indonesia                          3,351
  1,728,000  Tigaraksa Satria                            2,414
--------------------------------------------------------------
                                                        11,687

             .Japan: 1.7%
    120,000  Nintendo                                    8,571
        246  NTT Data                                    7,185
    145,000  Noritsu Koki                                6,808
    100,000  Paramount Bed                               6,375
     75,000  Secom                                       4,530
     40,000  Nichiei                                     2,946
     90,000  Sankyo                                      2,629
    720,000  Tokyu Land (b)                              2,506
    130,000  Heiwa                                       2,038
    134,900  Mr. Max                                     1,790
     55,000  Aucnet                                      1,777
     20,000  Promise                                       982
--------------------------------------------------------------
                                                        48,137

             .Australia / New Zealand: 0.8%
  1,700,000  Sky City (New Zealand)                      9,261
  1,600,000  Village Roadshow                            6,265
    750,000  Village Roadshow Pfd.                       2,037
  2,500,000  Burswood Property Trust                     3,197
    600,000  Petroleum Securities Australia (b)          2,635
--------------------------------------------------------------
                                                        23,395

             .Mexico: 0.7%
    500,000  Kimberly Clark de Mexico                    9,877
  2,000,000  Nadro, Series L                             5,971
    600,000  Grupo Radio Centro (b)                      4,125
    170,000  Cofar, Series B                               238
--------------------------------------------------------------
                                                        20,211

             .Brazil: 0.5%
235,000,000  Cemig                                       8,006
 12,000,000  Itau Banco PN                               5,197
--------------------------------------------------------------
                                                        13,203

             .Other Latin America: 0.9%
  4,000,000  Siderca (Argentina)                         7,301
    130,000  Banco Latinoamericano
              de Export (Panama)                         6,598
    160,000  IRSA (Argentina)                            5,100
    100,000  Panamerican Beverages (Panama)              4,688
    160,000  Siderar (Argentina) (b)                       461
--------------------------------------------------------------
                                                        24,148
                                                     ---------
Foreign: Total                                         632,853

     43,200  Miscellaneous Securities: 0.0%                 22


Total Common Stocks and Other                        ---------
 Equity-Like Securities: 98.0%                       2,784,165
             (Cost: $1,651,100)

Short-Term Obligations: 2.4%
             Yield 4.82% -- 6.09% Due 1/02 -- 2/20/97
    $19,879  American General Finance                   19,861
    $18,434  General Motors Acceptance                  18,429
    $10,568  Hertz                                      10,555
    $10,000  Travelers Insurance                         9,989
    $10,000  US Treasury Bill                            9,933
--------------------------------------------------------------
             (Amortized Cost: $68,767)                  68,767
                                                     ---------
Total Investments: 100.4%                            2,852,932
             (Cost: $1,719,867)
                                                     ---------
Cash and Other Assets Less Liabilities: (0.4%)        (10,880)

                                                     ---------
Total Net Assets: 100%                              $2,842,052
--------------------------------------------------------------

Acorn Fund
    .Notes to Statements of Investments


(a) At December 31, 1996, for federal income tax purposes cost of investments was $1,727,925,000 and net unrealized appreciation was $1,125,008,000, consisting of gross unrealized appreciation of $1,216,175,000 and gross unrealized depreciation of $91,167,000.
(b)  Non-income producing security.
(c) On December 31, 1996, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:


COMARCO................................................................ 7.40%
ALLIED Life............................................................ 7.08%
Hein-Werner............................................................ 6.86%
Data Transmission Network.............................................. 6.81%
Atchison Casting....................................................... 6.76%
Kronos................................................................. 6.76%
Thomas Group........................................................... 6.37%
Au Bon Pain............................................................ 6.30%


World Acceptance....................................................... 6.30%
Tipperary.............................................................. 6.13%
Respironics............................................................ 5.90%
Monarch Casino & Resort................................................ 5.65%
Stevens International.................................................. 5.65%
IFR Systems............................................................ 5.59%
Giga................................................................... 5.30%
AES China Generating................................................... 5.13%

The aggregate cost and value of investments in these companies at December 31, 1996, was $98,155,000 and $113,937,000, respectively. The market value of these securities represents 4.01% of the total net assets at December 31, 1996. During the year ended December 31, 1996, the cost of purchases and proceeds from sales in affiliated companies were $41,214,000 and $31,560,000, respectively. Dividends received from these companies amounted to $126,780 and the net realized gain on sales of investments in such companies amounted to $12,839,000.


    .Foreign Portfolio Diversification



At December 31, 1996, Acorn Fund's foreign portfolio of investments as a percent of net assets was diversified as follows:

                                                        Value (000)  Percent
--------------------------------------------------------------------------------
 .Information
Computer Systems                                        $ 57,214       2.0%
Mobile Communications                                     38,528       1.4
Broadcasting/CATV                                         36,534       1.3
Software/Services                                         32,073       1.1
Distribution                                              12,090       0.4
--------------------------------------------------------------------------------
                                                         176,439       6.2
 .Health Care
Biotechnology/Drug Delivery                               27,280       1.0
Equipment                                                 12,804       0.4
Hospital/Laboratory Supplies                               6,375       0.2
--------------------------------------------------------------------------------
                                                          46,459       1.6
 .Consumer Goods/Services
Retail                                                    59,615       2.1
Manufacturers                                             57,590       2.0
Entertainment/Leisure                                     41,762       1.5
Food                                                      25,497       0.9
--------------------------------------------------------------------------------
                                                         184,464       6.5

 .Finance
Money Management                                          49,285       1.7
Banks                                                     30,466       1.1
Other                                                     28,277       1.0
--------------------------------------------------------------------------------
                                                         108,028       3.8
 .Industrial Goods/Services
Services                                                  35,737       1.3
Machinery Processing                                      16,419       0.6
Steel                                                        461       0.0
--------------------------------------------------------------------------------
                                                          52,617       1.9
 .Energy/Minerals
Independent Power                                         18,334       0.7
Oil/Gas Producers                                         13,819       0.5
Oil Services                                              11,917       0.4
--------------------------------------------------------------------------------
                                                          44,070       1.6

 .Real Estate                                              11,610       0.4

 .Transportation                                            9,166       0.3
                                                        --------      ----
Total Foreign Portfolio                                 $632,853      22.3%
--------------------------------------------------------------------------------

See accompanying notes to financial statements

Acorn International
    .Major Portfolio Changes in the Fourth Quarter


                                                Number of Shares
                                               -------------------
                                               9/30/96    12/31/96
Additions
------------------------------------------------------------------
    Europe
 .Germany/Austria
Flughafen Wien                                 120,000     190,000
Rhoen Klinikum                                  90,000     100,000
Rhoen Klinikum Pfd.                            135,000     165,000

 .Denmark
Falck                                                0      16,000

 .Sweden
Bure Investment                                      0     300,000
Scala International                                  0      35,000
Hexagon                                              0     160,000
Esselte, Series A                              225,000     315,000
Getinge Industrier                             650,000     800,000

 .France
Canal Plus                                      15,000      20,000
Cetelem                                         42,000      94,000
 (includes effect of 100% stock dividend)
Groupe Partouche                                     0      15,000

 .United Kingdom
Expro International Group                            0     500,000
Peek                                         2,214,000   3,000,000
Planning Sciences                                    0     150,000
Premier Oil                                 10,000,000  12,000,000
St James Place                                       0   3,500,000

 .Italy/Greece
Attica Enterprises                             200,000     400,000
Hellenic Bottling                              170,000     275,000
Mediolanum                                     250,000     400,000

 .Netherlands
Hunter Douglas                                  50,000     110,000

 .Hungary
Gedeon Richter                                       0      20,000

 .Russia
RAO Gazprom                                          0      62,500

------------------------------------------------------------------
    Asia
 .Hong Kong
Television Broadcast                                 0      65,000
Vanda Systems                                        0   1,500,000

 .Japan
Aderans                                              0      50,000
Amway Japan                                          0      70,000
Arrk                                                 0     130,000
Belluna                                              0      80,000
Chuo Trust & Banking                           382,000     570,000
Meitec                                         275,000     325,000
Mirai Industry                                 140,000     200,000
NTT Data                                           215         300
NuSkin Asia Pacific                                  0     120,000
Orix                                                 0      25,000
Shinki                                               0      50,000
Tiemco                                           3,000      50,000

 .Korea
S1 Corporation                                       0      10,260
S1 Corporation (New)                                 0       4,740

 .Philippines
Mondragon International                              0   3,700,000

 .Singapore
Datacraft Asia                                       0     430,000

------------------------------------------------------------------
    Latin America
 .Brazil
Elevadores Atlas                                     0     150,000

 .Argentina
IRSA                                           280,000     320,000
Perez Companc                                        0     230,000

 .Chile
Embotelladora Andina                                 0      70,000

------------------------------------------------------------------
    Other Countries
 .Australia
Siddons Ramset                                       0     272,000
Skilled Engineering                          1,200,000   1,900,000

 .Canada
Cinar Films                                    150,000     215,000

 .Israel
ZAG Industries                                       0      75,000

Acorn International
    .Major Portfolio Changes in the Fourth Quarter

                                               Number of Shares
                                              -------------------
                                              9/30/96    12/31/96
Sales
-----------------------------------------------------------------
     Europe
 .Germany/Austria
Biotest                                        80,000           0
BWT                                            16,500           0
Fresenius Pfd.                                 14,000       5,000

 .Finland
Raision Tehtaat, Series V                      70,000           0

 .Norway
Aker Maritime (formerly known
 as Maritime Group)                           300,000     500,000
 (includes effect of merger with
 Maritime Group)
Elkjoep Norge                                 300,000     200,000
Sysdeco                                     1,000,000     660,000

 .Sweden
Allgon, Series B                              200,000           0
Frontec, Series B                             400,000     300,000
WM Data Nordic                                800,000     700,000

 .United Kingdom
Pittencrieff Resources                      1,750,000           0

 .Switzerland
Bobst                                           2,250           0

 .Greece
Ergo Bank                                     120,000     100,000

 .Netherlands
Toolex Alpha                                  145,000           0

-----------------------------------------------------------------
     Asia
 .India
Industrial Credit & Investment
 Corporation of India                         987,800       2,200

 .Japan
Aucnet                                        165,000     110,000
 (includes effect of 10% stock dividend)
Daimon                                         90,000           0
IX Corporation                                 60,000           0
Japan Information Processing                   27,000           0
King                                          100,000           0
Mr. Max                                       198,000     120,000
Promise                                       150,000      70,000
Royal                                         150,000           0

 .Indonesia
Mayora Indah                                5,416,000           0
Suba Indah                                    702,000           0

 .Thailand
International Cosmetics                       173,100           0
Srithai Superware                              97,200           0
Thai President Foods                          300,000           0

-----------------------------------------------------------------
     Latin America
 .Brazil
Banco Itau Pfd.                            26,000,000  23,000,000

 .Peru
Credicorp                                     370,000           0

-----------------------------------------------------------------
     Other Countries
 .Australia
Command Petroleum Holdings                 12,000,000           0
Petroleum Securities Australia              1,700,000   1,400,000
Village Roadshow Pfd.                         750,000           0

 .Canada
Shaw Communications                         1,000,000     710,000
Veritas Energy Services
 (exchangeable into
 Veritas DGC)                                 460,000     395,000

 .Israel
Alliance Tire                                 397,810           0

 .South Africa
Kersaf Investments                            460,000           0

Acorn International
    .Statement of Investments December 31, 1996

Number of Shares                                       Value (000)
------------------------------------------------------------------

                                           Common Stocks and Other
                                     Equity-Like Securities: 91.7%
------------------------------------------------------------------
Europe: 50.3%
            .Germany/Austria: 5.3%
   120,000  Fresenius                                     $ 24,139
     5,000  Fresenius Pfd.                                   1,032
            Dialysis Equipment & Solutions
   165,000  Rhoen Klinikum Pfd.                             16,381
   100,000  Rhoen Klinikum                                  10,447
            Hospital Management
   190,000  Flughafen Wien                                   9,676
            Vienna Airport Authority (Austria)
    50,000  Marschollek Lautenschlager                       7,787
            Financial Planning
    40,000  Escada                                           6,463
            Fancy Dresses
   400,000  United International Holdings (b)                4,900
            Cable Television for Austria &
            Other Countries (Austria)
    15,000  Binding-Brauerei                                 4,769
            Brewer
    21,000  Cewe Color Holding                               4,769
            Photographic Developing & Printing
    15,000  Pfleiderer                                       4,127
            Construction Materials
     5,000  KTM-Motorradholding (b)                            279
            Off-Road Motorcycles
------------------------------------------------------------------
                                                            94,769
            .Denmark: 0.6%
    16,000  Falck                                            4,774
            Emergency Services
    31,000  Kompan International (c)                         4,362
            Playground Equipment
    20,000  Carli Gry (b)                                      956
            Casual Clothing
------------------------------------------------------------------
                                                            10,092
            .Finland: 3.6%
   500,000  TT Tieto, Cl. B (c)                             42,189
            Computer Services/Consulting
   100,000  Vaisala, Cl. A                                   6,509
            Meteorological Instruments
   370,000  Benefon (c)                                      6,414
            Mobile Telephones
    80,000  Fiskars, Series A                                5,988
            Scissors & Gardening Tools
   105,000  Sentra, Cl. A (c)                                3,474
            Food Retailer
------------------------------------------------------------------
                                                            64,574
 .Norway: 1.4%
 1,000,000  SensoNor (b)                                     9,240
            Electronic Sensors for Airbags
   500,000  Aker Maritime (formerly
             known as Maritime Group)                        6,812
            Oil Field Equipment & Services
   200,000  Elkjoeb Norge                                    5,857
            Consumer Electronics Retailer
   660,000  Sysdeco (b)                                      2,646
            Software "Toolsets" & Systems
------------------------------------------------------------------
                                                            24,555
            .Sweden: 8.2%
   700,000  WM Data Nordic                                  60,486
            Computer Services/Consulting
   150,000  Hennes & Mauritz, Cl. B                         20,738
            Apparel Stores
   800,000  Getinge Industrier                              15,759
            Sterilization & Disinfection Equipment
   320,000  Autoliv                                         14,013
            Seatbelts & Airbags
   450,000  Pricer, Cl. B (b)                               11,072
            Electronic Shelf Labels for Supermarkets
   315,000  Esselte, Series A                                7,151
            Office Supplies & Related Equipment
   300,000  Frontec, Series B (b)                            5,185
            Electronic Commerce Software & Services
   160,000  Hexagon                                          4,171
            Industrial Conglomerate
   300,000  Bure Investment                                  3,559
            Health Care Services & Investments
    35,000  Scala International (b)                          3,178
            Accounting Software
------------------------------------------------------------------
                                                           145,312
            .France: 4.4%
   100,000  Sligos                                          13,080
            Computer Services/Credit Card Processing
    94,000  Cetelem                                         10,849
            Credit Cards
    80,000  Axime Ex Segin (b)                               9,233
            Computer Services
    45,000  Guilbert                                         8,786
            Office Supplies Distributor
    62,000  NRJ                                              7,847
            Radio Network
    70,000  Spir Communications                              6,650
            Regional Newspapers
    42,000  Virbac                                           4,985
            Drugs for Animals
    50,000  Technip                                          4,684
            Engineering & Construction

See accompanying notes to financial statements

Acorn International
    .Statement of Investments

Number of Shares                                        Value (000)
-------------------------------------------------------------------
    20,000  Canal Plus                                        4,409
            Pay TV
    40,000  Fininfo                                           4,232
            Financial Data Feeds
    30,000  CEP Communications                                2,115
            Trade Magazines & Book Publisher
    15,000  Groupe Partouche                                  1,226
            Casinos
    30,000  Groupe AB (b)                                       431
            Television Programming
-------------------------------------------------------------------
                                                             78,527
            .United Kingdom: 12.7%
 1,800,000  Serco Group                                      20,761
            Facilities Management
 2,000,000  Capita Group                                     16,651
            Outsourcing Government Services
 1,800,000  Oriflame International                           16,480
            Natural Cosmetics Sold Door-to-Door
 1,550,000  Powerscreen International                        14,987
            Mobile Crushing & Screening Equipment
 3,000,000  Medeva                                           13,117
            Drugs for Hyperactive Children
 1,610,000  N. Brown Group                                   12,357
            Mail Order Clothing in Large Sizes
   467,000  International CableTel (b)                       11,792
            Cable TV & Telephone System
 3,700,000  City Centre Restaurants                           8,738
            Fast Food Restaurants
 1,700,000  Securicor Group, Cl. A                            8,131
            Mobile Communications
 1,700,000  Rotork                                            7,491
            Valve Actuators for Oil & Water Pipelines
12,000,000  Premier Oil (b)                                   7,290
            Oil & Gas Producer
   710,000  Edinburgh Fund Managers                           6,853
            Investment Management
 2,500,000  Capital                                           6,845
            Classy Casinos
   500,000  Comcast UK Cable Partners (b)                     6,813
            Cable TV & Telephone System
 1,800,000  Body Shop International                           6,238
            Natural Cosmetics & Toiletries
   410,000  Vosper Thornycroft Holdings                       6,097
            Naval Shipbuilding
 3,500,000  St. James Place                                   5,900
            Life Insurance
 1,330,000  Ivory & Sime                                      5,679
            Investment Management
   720,000  Seton Healthcare Group                            5,600
            Pharmaceuticals
   700,000  Dorling Kindersley                                4,929
            Reference Books & CD-ROMs
 3,000,000  Peek                                              4,826
            Traffic Control Systems
13,000,000  Electronics Boutique (b)                          4,561
            Videogame/Computer Software Stores
 1,400,000  HALMA                                             4,540
            Fire Detection Devices & Burglar Alarms
   900,000  Tunstall                                          4,135
            "I've fallen and I can't get up" Monitors
   500,000  Expro International Group                         4,043
            Oil Field Services
   670,000  Ethical Holdings (b) (c)                          3,894
            Drug Delivery
 1,100,000  Bluebird Toys                                     3,699
            "Polly Pocket" Toy Manufacturer
   150,000  Planning Sciences (b)                             1,800
            Database & Business Intelligence Software
     5,000  Hozelock Group                                       39
            Manufacturer of Garden Hoses
-------------------------------------------------------------------
                                                            224,286
            .Switzerland: 3.0%
     6,500  Societe Generale de Surveillance                 15,926
            Inspection/Testing of Trade Goods
    25,000  Phoenix Mecano                                   13,070
            Electrical Components Manufacturer
    13,000  Liechtenstein Global Trust                        6,641
            Banking & Investment Management
     7,000  Suedelektra Holding (b)                           6,386
            Diversified Pool of Commodity-Related Projects
    12,000  Societe Generale d'Affichage                      5,362
            Billboard Advertising
     1,500  Disetronic Holding (b)                            3,307
            Medical Equipment
    10,000  Prodega (c)                                       2,871
            Cash-and-Carry Retailer
-------------------------------------------------------------------
                                                             53,563
            .Italy/Greece: 5.4%
 7,100,000  Banca Fideuram                                   15,559
            Life Insurance & Mutual Funds
 2,400,000  Saipem SPA                                       11,077
            Pipeline Construction & Drilling Contractor
   550,000  Banca Popolare Di Bergamo                         9,043
            Regional Bank
   275,000  Hellenic Bottling                                 8,811
            Coca-Cola Bottler (Greece)
   600,000  Gewiss                                            7,892
            Electrical Plugs & Switches
 3,100,000  Costa Crociere                                    7,503
            Mediterranean Cruise Line

See accompanying notes to financial statements

Number of Shares                                            Value (000)
-----------------------------------------------------------------------

 2,000,000  Editoriale L'Espresso (b)                          $  5,524
            Newspapers & Magazines
   100,000  Ergo Bank                                             5,069
            Bank (Greece)
   200,000  Industrie Natuzzi                                     4,600
            Leather Couches
 1,100,000  Banca Di Legnano                                      4,401
            Regional Bank
 1,600,000  Tecnost                                               4,293
            ATM, Lotto, Toll Collection Equipment Manufacturer
   400,000  Mediolanum (b)                                        3,775
            Life Insurance & Mutual Funds
   150,000  Intracom (b)                                          3,374
            Telecommunications Equipment (Greece)
   400,000  Attica Enterprises                                    2,756
            Ferry Line (Greece)
    80,000  Cellular Communications
             International (b)                                    2,320
            Mobile Communications
-----------------------------------------------------------------------
                                                                 95,997
            .Turkey: 0.0%
48,974,000  Sabah Yayincilik                                        628
            Newspapers, Magazines

            .Spain/Portugal: 1.8%
   100,000  Mapfre Vida                                           6,919
            Life Insurance & Mutual Funds
   110,000  Campofrio Alimentacion (formerly
             known as Conservera Campofrio)                       5,209
            Sausage Maker
   160,000  Cortefiel                                             4,797
            Apparel Retailer
   200,000  Vallehermoso                                          4,328
            Residential Property Developer & Landlord
   250,000  Estoril Sol (b)                                       2,979
            Casino Resort (Portugal)
   170,000  Lusotur (b)                                           2,628
            Real Estate/Resort Developer (Portugal)
    16,000  Zardoya Otis                                          1,857
            Elevator Maintenance
   150,000  Filmes Lusomundo (b)                                  1,726
            Newspapers, Radio, Video, Film
            Distribution (Portugal)
   350,000  Televisao Independente (b)                            1,037
            Television Station (Portugal)
     7,000  Oscar Mayer S.A.                                         28
            Sausage Maker
-----------------------------------------------------------------------
                                                                 31,508
            .Netherlands: 3.4%
   920,000  Getronics                                            24,944
            Computer Consulting
   620,000  Kempen (c)                                           12,186
            Stock Brokerage/Investment Management
   110,000  Hunter Douglas                                        7,408
            Blinds
   280,000  Telegraaf Holdings                                    5,892
            Newspaper Publisher
   300,000  Fugro McClelland                                      5,324
            Engineering, Consulting & Surveying
    40,000  Wegener                                               3,704
            Newspaper Publisher
-----------------------------------------------------------------------
                                                                 59,458
            .Hungary: 0.3%
   125,000  Cofinec (b)                                           3,781
            Consumer Goods Packaging
    20,000  Gedeon Richter                                        1,169
            Generic Drugs
-----------------------------------------------------------------------
                                                                  4,950
            .Eastern Europe: 0.2%
   200,000  Bank Komunalny                                        1,888
            Bank (Poland)
    62,500  RAO Gazprom                                           1,103
            Gas Pipelines & Production (Russia)
-----------------------------------------------------------------------
                                                                  2,991
                                                               --------
Europe: Total                                                   891,210

-----------------------------------------------------------------------
Asia: 25.8%
            .China: 0.3%
   390,000  AES China Generating (b)                              4,973
            Independent Power
            .Hong Kong: 2.8%
11,000,000  JCG Holdings                                         10,737
            Consumer Finance
 5,500,000  Varitronix International                              9,955
            LCD Manufacturer
10,000,000  Li and Fung                                           8,856
            Sourcing of Consumer Goods
20,000,000  Golden Harvest Entertainment                          6,723
            Movie Distribution & Exhibition
15,000,000  Vitasoy International Holdings                        6,545
            Soya Milk Manufacturer
12,000,000  Manhattan Card                                        6,089
            Chase's Local Credit Card
 1,000,000  Chen Hsong Holdings                                     608
            Plastic Injection Moulding Machines
 1,500,000  Vanda Systems                                           393
            Computer Services
    65,000  Television Broadcast                                    260
            Television Broadcasting
-----------------------------------------------------------------------
                                                                 50,166

Acorn International
    .Statement of Investments

Principal Amount or
Number of Shares                                          Value (000)
---------------------------------------------------------------------
            .India/Pakistan: 1.0%
    82,702  Housing Development Finance                      $  5,100
            Mortgage Lender
   300,000  IS Himalaya Fund (b)                                3,870
            Closed-End Fund
 1,047,800  Zee Telefilms (c)                                   2,581
            Hindi Television Programming & Broadcasting
   299,450  Max India                                           1,834
Rs  50,000  Max India Zero Coupon                                 306
    50,000  Max India New Shares                                  306
            Penicillin & Mobile Phones
   810,000  Tube Investment GDR                                 1,418
            Bicycle Manufacturer
   219,035  Pakistan State Oil                                  1,404
            Oil Distribution (Pakistan)
   342,100  Kotak Mahindra Finance                                700
            Consumer Finance
 2,000,000  Centurion Quantum Growth (b)                          223
            Closed-End Fund
---------------------------------------------------------------------
                                                               17,742
            .Japan: 9.9%
   225,000  Noritsu Koki                                       10,565
            Photo Processing Lab Manufacturer
   230,000  Hokuto                                             10,086
            Mushroom Grower
   163,000  Secom                                               9,844
            Security Alarm Systems
   130,000  Nichiei                                             9,576
            Lender to Small & Medium Size Businesses
       300  NTT Data                                            8,762
            Data Communications
   120,000  Nintendo                                            8,571
            Video Games
   220,000  Konami                                              7,487
            Entertainment Software/Hardware
   110,000  Sanyo Shinpan                                       6,871
            Consumer Finance
   100,000  Paramount Bed                                       6,375
            Hospital Bed Manufacturer
   325,000  Meitec                                              6,188
            Engineering Outsourcing
   195,000  Sankyo                                              5,695
            Pachinko Machine Manufacturer
   200,000  Mirai Industry                                      5,428
            Manufacturer of Plastic Housing Components
   110,000  HIS                                                 5,307
            Travel Agent
   570,000  Chuo Trust & Banking                                4,857
            Banking
 1,330,000  Tokyu Land (b)                                      4,629
            Real Estate
   200,000  Central Uni                                         4,566
            Health Care/Medical Equipment
   165,000  Lasertec                                            4,492
            Manufacturer of LCD & Photomask Defect Detectors
   150,000  Itariyard                                           4,045
            Designer/Wholesaler of Women's Apparel
   135,000  Xebio                                               4,013
            Sporting Goods Retailer
   255,000  Heiwa                                               3,998
            Pachinko Machine Manufacturer
   113,720  Nihon Jumbo                                         3,958
            Photo Processing Lab
   120,000  NuSkin Asia Pacific (b)                             3,705
            Personal Care Products
    50,000  Ryohin Keikaku                                      3,705
            Muji Brand Designer & Specialty Retailer
   142,000  Mars Engineering                                    3,609
            Gaming Systems & Machinery
   110,000  Aucnet                                              3,554
            Used Auto Auctions Via Satellite
    70,000  Promise                                             3,438
            Consumer Finance
    50,000  Tiemco (b)                                          3,196
            Fishing Equipment
   130,000  Arrk                                                3,002
            Industrial Modeling
   430,000  Nanto Bank                                          2,845
            Banking
    70,000  Amway Japan                                         2,243
            Network Sales
    60,000  People                                              1,809
            Sports Clubs
   120,000  Mr. Max                                             1,592
            Household Goods & Appliance Retailer
   150,000  Cats                                                1,422
            Pest Control
   165,000  Sochiko                                             1,422
            Film, Television & Kabuki Producer
    50,000  Aderans                                             1,219
            Hairpieces & Wigs
    80,000  Belluna                                             1,199
            Catalog Sales
    50,000  Shinki                                              1,154
            Corporate & Consumer Lending
    25,000  Orix                                                1,038
            Leasing Company
---------------------------------------------------------------------
                                                              175,465
            .Korea/Taiwan: 4.3%
    20,500  Korea Mobile Telecom                               21,007
            Mobile Communications

See accompanying notes to financial statements


Number of Shares                                           Value (000)
-----------------------------------------------------------------------

    480,000        President Enterprises (b)                 $  8,640
                   Food Manufacturer & Distributor (Taiwan)

     80,000        Formosa Fund (b)                             7,560
                   Closed-End Fund (Taiwan)

    460,000        Kookmin Bank                                 7,320
                   Retail Bank

    215,000        Dongbu Fire & Marine Insurance (b)           7,176
                   Non-Life Insurance

     95,000        Daehan City Gas                              6,854
                   Gas Utility

     70,000        Taipei Fund (b)                              6,405
                   Closed-End Fund (Taiwan)

    230,000        Formosa Growth Fund (b)                      3,594
                   Closed-End Fund (Taiwan)

     74,161        Shinsegae                                    2,719

      5,039        Shinsegae (New) (b)                            185
                   Department Stores

     10,260        S1 Corporation (b)                           1,881

      4,740        S1 Corporation (New) (b)                       779
                   Systems Security

    150,000        Baring Taiwan Fund (b)                       1,575
                   Closed-End Fund (Taiwan)
----------------------------------------------------------------------
                                                               75,695
                   .Malaysia: 2.2%

  2,350,000        Malaysian Assurance Alliance                11,445
                   Insurance

  1,900,000        Malaysian Oxygen                             9,780
                   Industrial Gases

  1,615,000        Arab Malaysian Finance                       9,017
                   Consumer Finance

    770,000        O.Y.L. Industries                            8,156
                   Air Conditioners
----------------------------------------------------------------------
                                                               38,398
                   .Indonesia: 1.4%

  3,000,000        Bank Niaga                                   7,111
                   Banking

  1,500,000        Modern Photo Film                            4,762
                   Fuji Film Distributor

  2,939,900        Tigaraksa Satria (b) (c)                     4,107
                   Distributor of Consumer Goods

  3,000,000        Mustika Ratu                                 4,063
                   Traditional Cosmetics

    230,000        Unilever                                     3,943
                   Consumer Goods
----------------------------------------------------------------------
                                                               23,986
                   .Philippines: 1.6%

 25,000,000        Int'l Container Terminal Services (b)       13,070
                   Container Handling Terminals &
                   Port Management

  3,000,000        Philippine Savings Bank (b)                  7,186
                   Banking

  8,000,000        PILTEL (b)                                   6,768
                   Mobile Communications

  3,700,000        Mondragon International (b)                  1,653
                   Casinos/Resort
----------------------------------------------------------------------
                                                               28,677
                   .Singapore: 1.4%

  5,400,000        Genting International                       12,960
                   Cruise Line

  2,999,600        Venture Manufacturing                        7,463

  2,457,000        Venture Manufacturing Warrants
                    7/26/99 (b)                                 3,952
                   Contract Electronics Manufacturer

    430,000        Datacraft Asia                                 718
                   Network Services

----------------------------------------------------------------------
                                                               25,093
                   .Thailand: 0.9%

  5,000,000        Shinawatra Satellite                         5,655
                   Satellite Leasing

    200,000        Serm Suk                                     5,343
                   Pepsi Bottler

    320,000        Bangkok Insurance                            4,543
                   Finance/Insurance

  2,600,000        Sinpinyo Fund V (b)                          1,141
                   Closed-End Fund
----------------------------------------------------------------------
                                                               16,682
                                                              --------
Asia: Total                                                    456,877

----------------------------------------------------------------------
Latin America: 8.1%
                   .Mexico: 2.7%

    600,000        Kimberly Clark de Mexico                    11,852
                   Paper Products

    450,000        Bufete Industrial (b)                        9,563
                   Engineering & Construction

  3,000,000        Nadro, Series L                              8,956
                   Pharmaceutical Distributor

  1,200,000        Grupo Industrial Bimbo                       7,165
                   Bread, Baked Goods & Snacks

    700,000        Grupo Radio Centro (b)                       4,813
                   Radio Stations & Networks

  2,100,000        Fondo Opcion, Series B (b)                   1,814
                   Real Estate Investment Fund

  5,500,000        Grupo Herdez, Series B                       1,502
                   Sauces & Condiments

    353,375        GBM Atlantico (b)                              972
                   Bank & Brokerage

    107,000        Cofar                                          150
                   Drug Stores
----------------------------------------------------------------------
                                                               46,787

Acorn International
    .Statement of Investments

Number of Shares                                             Value (000)
------------------------------------------------------------------------
                    .Brazil: 1.8%
     23,000,000     Banco Itau Pfd.                             $  9,961
                    Bank
    215,000,000     Cemig Pfd.                                     7,325
                    Electric Utility
     35,000,000     Telemig                                        4,378
     35,000,000     Telemig Pfd.                                   4,328
                    Telecommunications
      3,000,000     White Martins                                  4,331
                    Industrial Gases
        150,000     Elevadores Atlas                               1,472
                    Elevator Services
      1,000,000     Brazilian Smaller Companies Warrants             475
                    Closed-End Fund
------------------------------------------------------------------------
                                                                  32,270

                    .Argentina: 1.5%
      6,000,000     Siderca                                       10,952
                    Steel Pipe Producer
        320,000     IRSA                                          10,200
                    Real Estate Management & Development
      1,400,000     Cresud (b)                                     2,478
                    Agriculture
        230,000     Perez Companc (b)                              1,617
                    Oil & Gas Producer
        240,000     Siderar (b)                                      691
                    Flat Rolled Steel
        229,500     Cerveceria Biekert (b)                           390
                    Brewer
------------------------------------------------------------------------
                                                                  26,328

                    .Chile: 1.0%
        280,000     Santa Isabel                                   6,335
                    Grocery Stores
        150,000     Genesis Chile Fund                             5,513
                    Closed-End Fund
        260,000     Banco BHIF (b)                                 4,257
                    Financial Services
         70,000     Embotelladora Andina                           2,135
                    Coca-Cola Bottler
------------------------------------------------------------------------
                                                                  18,240

                    .Peru: 0.1%
      2,527,334     Enrique Ferreyros                              2,433
                    Heavy Machinery Dealer

                    .Other Latin America: 1.0%
        150,000     Banco Latinoamericano
                      de Exportaciones                             7,613
                    Trade Financing (Panama)
        100,000     Ceteco Holdings                                5,752
                    Appliances Retailer (Central America)
        100,000     Panamerican Beverages                          4,688
                    Coca-Cola Bottler (Panama)
        450,000     Global Casinos Cv. Pfd. (b)                      340
         22,500     Global Casinos (b)                                96
                    Casino Operator (Aruba)
------------------------------------------------------------------------
                                                                  18,489
                                                                 -------
Latin America: Total                                             144,547
------------------------------------------------------------------------
Other Countries: 7.2%

                    .Australia/New Zealand: 4.1%
      4,000,000     Village Roadshow Pfd. Cl. A                   10,866
                    Film Distribution, Exhibition & Production
      2,000,000     Publishing & Broadcasting                      9,722
                    Media & TV Broadcasting
      1,750,000     Sky City                                       9,534
                    Casino & Hotel (New Zealand)
      1,900,000     Skilled Engineering                            6,414
                    Temporary Skilled Labor
      4,000,000     Austereo                                       6,354
                    Radio Stations
      1,400,000     Petroleum Securities Australia  (b)            6,149
                    Oil & Gas Producer
      3,600,000     Tyndall Australia                              6,148
                    Money Management & Insurance
      4,600,000     Sonic Healthcare                               5,481
                    Pathology Labs
      3,700,000     Burswood Property Trust                        4,732
                    Perth Casino & Resort
        600,000     PDL Holdings                                   3,243
                    Electrical Equipment Manufacturer &
                    Distributor (New Zealand)
        175,000     Hudson Conway (b)                              2,224
                    Casino Managers
        272,000     Siddons Ramset                                 1,448
                    Manufacturer & Distributor of
                    Construction Materials
                                                                 -------
                                                                  72,315

                    .Canada: 2.6%
      1,000,000     Ranger Oil                                     9,875
                    Oil & Gas Producer
        435,000     Shaw Industries, Cl.A                          8,791
                    Oil Field Services
        395,000     Veritas Energy Services
                     (exchangeable into Veritas DGC) (b)           7,493
                    Geophysical Contractor
        215,000     Cinar Films, Cl. B (b)                         5,590
                    Children's Television Programming
      1,400,000     Pan East Petroleum (b)                         5,005
                    Oil & Gas Producer
        710,000     Shaw Communications                            3,937
                    Cable TV
        500,000     Cogeco (b)                                     2,626
                    Cable TV

See accompanying notes to financial statements

Number of Shares                                                     Value (000)
-------------------------------------------------------------------------------

     300,000  Cogeco Cable                                           $    1,926
              Cable TV
     250,000  Fundy Cable (b)                                             1,386
              Cable TV
-------------------------------------------------------------------------------
                                                                         46,629

              >Israel: 0.5%
     325,000  Blue Square Israel (b)                                      4,631
              Supermarkets & Department Stores
     200,000  Pec Israel Economic (b)                                     3,350
              Industrial Holdings
      75,000  ZAG Industries (b)                                          1,238
              Plastic Hardwares
-------------------------------------------------------------------------------
                                                                          9,219
                                                                      ---------
Other: Total                                                            128,163

-------------------------------------------------------------------------------
Foreign Corporations, Operations in the U.S.: 0.3%

     161,000  Carnival                                                    5,313
              Cruise Ship Line (Panama)
                                                                      ---------
Foreign Corporations, Operations in the U.S.: Total                       5,313

       4,744  Miscellaneous Securities: 0.0%                                 12



Principal Amount or
Number of Shares                                                     Value (000)
-------------------------------------------------------------------------------
Total Common Stocks and Other                                         ---------
   Equity-Like Securities: 91.7%                                     $1,626,122
              (Cost: $1,212,620)


Short-Term Obligations: 8.6%
              Yield 5.40% -- 5.80% Due January 1997
     $28,628  Whirlpool Finance                                          28,596
     $23,440  Commercial Credit                                          23,414
     $18,694  Cargill                                                    18,649
     $18,315  Sears Acceptance                                           18,293
     $17,765  Prudential Funding                                         17,740
     $14,533  General Motors Acceptance                                  14,522
     $12,834  Hertz                                                      12,822
     $12,346  Travelers Insurance                                        12,321
      $6,220  American Brands                                             6,205
-------------------------------------------------------------------------------
              (Amortized Cost: $152,562)                                152,562

                                                                      ---------
Total Investments: 100.3%                                             1,778,684
              (Cost: $1,365,182)

                                                                      ---------
Cash and Other Assets Less Liabilities: (0.3)%                           (6,141)

                                                                      ---------
Total Net Assets: 100%                                               $1,772,543
===============================================================================


 .Notes to Statement of Investments



(a) At December 31, 1996, for federal income tax purposes cost of investments was $1,375,809,000 and net unrealized appreciation was $402,875,000 consisting of gross unrealized appreciation of $515,699,000 and gross unrealized depreciation of $112,824,000.
(b)  Non-income producing security.
(c) On December 31, 1996, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:

Prodega (Switzerland)..............................................10.00%
Estoril Sol (Portugal)............................................. 9.71%
Sentra (Finland)................................................... 9.24%
Benefon (Finland).................................................. 8.91%
Tigaraksa Satria (Indonesia)....................................... 7.26%
Kompan International (Denmark)..................................... 6.58%
Kempen (Netherlands)............................................... 6.31%
Fondo Opcion....................................................... 6.28%
TT Tieto (Finland)................................................. 5.69%
Zee Telefilms (India).............................................. 5.61%
Ethical Holdings (UK).............................................. 5.14%

The aggregate cost and value of investments in these companies at December 31, 1996, was $60,279,000 and $86,872,000 respectively. The market value of these securities represents 4.90% of the total net assets at December 31, 1996. During the year ended December 31, 1996, the cost of purchases and proceeds from sales in affiliated companies were $10,221,000 and $25,879,000, respectively. Net dividends received from these companies amounted to $1,495,000 and net realized gain on sale of investments in such companies amounted to $1,948,000.

Acorn International
    +Portfolio Diversification

At December 31, 1996, the Fund's portfolio of investments as a percent of net assets was diversified as follows:

                                                    Value (000)     Percent
---------------------------------------------------------------------------
+Information
Computer Systems                                    $  115,669          6.5%
Software/Services                                       94,040          5.3
Broadcasting/CATV                                       77,846          4.4
Distribution                                            67,860          3.8
Mobile Communications                                   40,440          2.3
Consumer Electronics                                    28,882          1.6
Instrumentation                                          6,517          0.4
Equipment                                                3,374          0.2
---------------------------------------------------------------------------
                                                       434,628         24.5

+Health Care
Biotechnology/Drug Delivery                             40,205          2.3
Hospital/Laboratory Supplies                            37,027          2.1
Services                                                30,387          1.7
Equipment                                               23,632          1.3
---------------------------------------------------------------------------
                                                       131,251          7.4

+Consumer Goods/Services
Retail                                                 173,969          9.8
Manufacturers                                          108,279          6.1
Entertainment/Leisure                                   75,210          4.3
Food                                                    69,982          3.9
Recreational Vehicles                                    1,697          0.1
---------------------------------------------------------------------------
                                                       429,137         24.2

+Finance
Money Management                                       100,276          5.7
Banks                                                   74,911          4.2
Insurance                                               26,425          1.5
Other                                                  112,394          6.4
---------------------------------------------------------------------------
                                                       314,006         17.8



                                                    Value (000)     Percent
---------------------------------------------------------------------------

+Industrial Goods/Services
Services                                            $  110,650          6.2%
Machinery Processing                                    57,752          3.3
Steel                                                    6,788          0.4
Forest Products/Construction                             4,127          0.2
---------------------------------------------------------------------------
                                                       179,317         10.1

+Energy/Minerals
Oil/Gas Producers                                       42,163          2.4
Oil Services                                            32,884          1.8
Independent Power                                       19,152          1.1
Mining                                                   6,149          0.3
Refining/Marketing                                       1,404          0.1
---------------------------------------------------------------------------
                                                       101,752          5.7

+Real Estate                                            23,599          1.3

+Transportation                                         12,432          0.7

Total Short Term Obligations                           152,562          8.6
                                                    -----------------------
Total Investments:                                  $1,778,684        100.3%
===========================================================================


See accompanying notes to financial statements

Acorn Family of Funds
     .Report of Independent Auditors

To the Board of Trustees and Shareholders of Acorn Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of Acorn Fund, Acorn International and Acorn USA as of December 31, 1996, and the related statements of operations and changes in net assets for the periods indicated thereon, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Acorn Fund, Acorn International and Acorn USA, as of December 31, 1996, the results of their operations and the changes in their net assets for the periods indicated thereon, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                                            ERNST & YOUNG LLP
Chicago, Illinois
January 31, 1997


Acorn Family of Funds
    .Financial Highlights


Acorn Fund                                                                            Years ended 12/31,
------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                                                               1996     1995
Net Asset Value, beginning of year                                                                       $13.60   $12.24
Income From Investment Operations
 Net investment income                                                                                      .09      .11
 Net realized and unrealized gain (loss) on investments, foreign currency and futures                      2.93     2.42
------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                                          3.02     2.53
Less Distributions
 Dividends from net investment income                                                                      (.11)    (.09)
 Distributions from net realized and unrealized gains reportable for federal income taxes                 (1.47)   (1.08)
------------------------------------------------------------------------------------------------------------------------
 Total distributions                                                                                      (1.58)   (1.17)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of year                                                                             $15.04   $13.60
========================================================================================================================
Total Return                                                                                               22.6%    20.8%
Ratios/Supplemental Data
 Ratio of expenses to average net assets                                                                    .57%     .57%
 Ratio of net investment income to average net assets                                                       .53%     .89%
 Portfolio turnover rate                                                                                     33%      29%
Net assets at end of year (in millions)                                                                  $2,842   $2,399



Acorn International                                                                   Years ended 12/31,
------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                             1996     1995
Net Asset Value, beginning of period                                                                     $16.59   $15.24
Income From Investment Operations
 Net investment income (loss)                                                                               .13      .16
 Net realized and unrealized gain (loss) on investments and foreign currency                               3.29     1.20
------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                                          3.42     1.36
Less Distributions
 Dividends from net investment income (loss)                                                               (.12)       -
 Distributions from net realized and unrealized gains reportable for federal income taxes                  (.28)    (.01)
------------------------------------------------------------------------------------------------------------------------
 Total distributions                                                                                       (.40)    (.01)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                           $19.61   $16.59
========================================================================================================================
Total Return                                                                                               20.7%     8.9%
Ratios/Supplemental Data
 Ratio of expenses to average net assets                                                                   1.17%    1.22%
 Ratio of net investment income (loss) to average net assets                                                .51%     .90%
 Portfolio turnover rate                                                                                     34%      26%
 Net assets at end of period (in millions)                                                               $1,773   $1,276


Acorn USA                                                                   Inception 9/4 through 12/31,
---------------------------------------------------------------------------------------------------------------
For a share outstanding throughout period                                                                  1996
Net Asset Value, beginning of period                                                                     $10.00
Income From Investment Operations
 Net investment loss                                                                                       (.02)
 Net realized and unrealized gain (loss) on investments                                                    1.67
---------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                                          1.65
---------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                           $11.65
===============================================================================================================
Total Return                                                                                               16.5%
Ratios/Supplemental Data
 Ratio of expenses to average net assets (d)                                                               1.85%*
 Ratio of net investment loss to average net assets                                                        (.99%)*
 Portfolio turnover rate                                                                                     20%*
 Net assets at end of period (in millions)                                                                  $53

See accompanying notes to financial statements


------------------------------------------------------------------------------------
       1994        1993             1992     1991     1990     1989    1988     1987
     $13.95      $11.06            $9.32    $6.51    $8.58    $7.27   $6.48    $7.45

        .06         .04              .07      .11      .12      .13     .12      .14
      (1.10)       3.50             2.16     2.95    (1.62)    1.65    1.47      .12
------------------------------------------------------------------------------------
      (1.04)       3.54             2.23     3.06    (1.50)    1.78    1.59      .26

       (.11)       (.06)            (.08)    (.10)    (.13)    (.11)   (.16)    (.15)
       (.56)       (.59)            (.41)    (.15)    (.44)    (.36)   (.64)   (1.08)
------------------------------------------------------------------------------------
       (.67)       (.65)            (.49)    (.25)    (.57)    (.47)   (.80)   (1.23)
------------------------------------------------------------------------------------
     $12.24      $13.95           $11.06    $9.32    $6.51    $8.58   $7.27    $6.48
====================================================================================
       (7.4%)      32.3%            24.2%    47.3%   (17.5%)   24.8%   24.8%     4.4%

        .62%        .65%             .67%     .72%     .82%     .73%    .80%     .82%
        .55%        .30%             .72%    1.30%    1.60%    1.59%   1.52%    1.85%
         18%         20%              25%      25%      36%      26%     36%      52%
     $1,983      $2,035           $1,449   $1,150     $767     $855    $563     $418


                          Inception 9/23
                          through 12/31,
-----------------------------------------
       1994        1993             1992
     $15.94      $10.69           $10.00

        .07         .00             (.03)
       (.67)       5.25              .72
----------------------------------------
       (.60)       5.25              .69

          -           -                -
       (.10)          -                -
----------------------------------------
       (.10)          -                -
----------------------------------------
     $15.24      $15.94           $10.69
----------------------------------------
       (3.8%)      49.1%             6.9%

       1.24%       1.21%            2.35%*
        .48%        .06%           (1.37%)*
         20%         19%              20%*
     $1,363        $907              $30


(a) Average commission rate paid per share on Acorn Fund stock transactions for the year ended December 31, 1996 was $.0194.
(b) Average commission rate paid per share on Acorn International stock transactions for the year ended December 31, 1996 was $.0008.
(c) Average commission rate paid per share on Acorn USA stock transactions for the period ended December 31, 1996 was $.0567.
(d) In accordance with a requirement by the Securities and Exchange Commission, the Acorn USA ratio reflects gross custodian fees.
This ratio net of custodian fees paid indirectly would have been 1.79%.

* Annualized

Acorn Family of Funds
    .Statements of Assets and Liabilities


                                                                                                   Acorn
(in thousands)                                                                       Acorn Fund  International  Acorn USA
-------------------------------------------------------------------------------------------------------------------------
12/31/96
Assets
Investments, at value (cost: Acorn Fund $1,719,867;
  Acorn International $1,365,182; Acorn USA $49,628)                               $2,852,932     $1,778,684    $53,796
Cash                                                                                        -          1,657         28
Organization costs                                                                          -             11        100
Receivable for:
  Securities sold                                                                       6,715          6,107        144
  Fund shares sold                                                                      3,612          1,872        552
  Dividends and interest                                                                1,378          1,557         13
  Other assets                                                                             26             15          -
------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                      2,864,663      1,789,903     54,633

Liabilities and Net Assets
Net unrealized depreciation on foreign forward currency contracts                          -             365          -
Payable for:
  Securities purchased                                                                  6,620         15,290      1,391
  Fund shares redeemed                                                                 14,673            725          1
  Organization costs                                                                        -              9        101
  Other                                                                                 1,318            971         55
-------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                    22,611         17,360      1,548
Net assets applicable to Fund shares outstanding                                   $2,842,052     $1,772,543    $53,085
=========================================================================================================================
Fund shares outstanding                                                               188,918         90,383      4,556
=========================================================================================================================
Pricing of Shares
Net asset value, offering price and redemption price per share                         $15.04         $19.61     $11.65
=========================================================================================================================
Analysis of Net Assets
Paid-in capital                                                                    $1,681,710     $1,355,220    $48,898
Accumulated net realized gain on sales of investments, futures
  and foreign currency transactions                                                    32,756         12,674         19
Net unrealized appreciation of investments and other assets (net of unrealized
  PFIC gains of $8,057 for Acorn Fund and $10,627 for Acorn International)          1,125,008        402,505      4,168
Undistributed net investment income (loss)                                              2,578          2,144          -
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                                   $2,842,052     $1,772,543    $53,085
=========================================================================================================================

See accompanying notes to financial statements


Acorn Family of Funds
    .Statements of Operations


                                                                                       Acorn
                                                               Acorn Fund           International         Acorn USA
(in thousands)                                              Years ended 12/31     Years ended 12/31       Inception
------------------------------------------------------------------------------------------------------------------------
                                                               1996       1995       1996       1995    9/4-12/31 1996
Investment Income:
 Dividends                                                   $ 23,043   $ 23,864   $ 24,877   $ 26,345   $    35
 Interest                                                       7,662      9,264      4,023      3,969        48
------------------------------------------------------------------------------------------------------------------------
                                                               30,705     33,128     28,900     30,314        83
 Foreign taxes withheld                                          (845)      (916)    (2,681)    (2,816)        -
------------------------------------------------------------------------------------------------------------------------
   Total investment income                                     29,860     32,212     26,219     27,498        83
Expenses:
 Investment advisory                                           12,437     10,429     13,255     11,667       101
 Custodian                                                      1,079        737      2,235      1,804         6
 Transfer and dividend disbursing agent                         1,030        733      1,558      1,360        27
 Reports to shareholders                                          466        331        706        431         7
 Legal and audit                                                  152        118        142        119        27
 Registration and blue sky                                        174         26        108         92        14
 Trustees' and other                                              216        239        209        383         8
------------------------------------------------------------------------------------------------------------------------
   Total expenses                                              15,554     12,613     18,213     15,856       190
 Less custodian fees paid indirectly                                -          -          -          -        (6)
------------------------------------------------------------------------------------------------------------------------
 Net expenses                                                  15,554     12,613     18,213     15,856       184
------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                   14,306     19,599      8,006     11,642      (101)
Net Realized and Unrealized Gain (Loss) on Investments,
 Futures and Foreign Currency Transactions:
  Net realized gain (loss) on sales of investments            298,665    198,606     48,566     (1,937)      120
  Net realized gain (loss) on foreign currency
   transactions                                                     -       (118)     1,291    (16,959)        -
 Net realized loss on futures                                 (22,053)   (12,798)         -          -         -
 Change in net unrealized appreciation on
  investments and foreign currency transactions               250,750    211,069    221,576    114,583     4,168
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments,
 futures and foreign currency transactions                    527,362    396,759    271,433     95,687     4,288
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations         $541,668   $416,358   $279,439   $107,329   $ 4,187
========================================================================================================================

See accompanying notes to financial statements

Acorn Family of Funds
    .Statements of Changes in Net Assets


                                                                                          Acorn
                                                             Acorn Fund               International           Acorn USA
(in thousands)                                            Years ended 12/31         Years ended 12/31         Inception
--------------------------------------------------------------------------------------------------------------------------
                                                          1996         1995         1996         1995    9/4-12/31 1996
From Operations:
 Net investment income (loss)                          $   14,306   $   19,599   $    8,006   $   11,642   $    (101)
 Net realized gain (loss) on sales of  investments,
  futures and foreign currency transactions               276,612      185,690       49,857      (18,896)        120
 Change in net unrealized appreciation of
  investments and foreign currency transactions           250,750      211,069      221,576      114,583       4,168
--------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting
    from operations                                       541,668      416,358      279,439      107,329       4,187
Distributions to Shareholders From:
 Net investment income (a)                                (19,687)     (14,810)     (10,368)           -           -
 Net realized gain                                       (261,454)    (177,941)     (24,680)      (1,050)          -
--------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                   (281,141)    (192,751)     (35,048)      (1,050)          -
From Fund Share Transactions:
 Reinvestment of dividends and capital
  gain distributions                                      257,125      173,543       33,033        1,001           -
 Proceeds from other shares sold                          358,315      292,683      386,765      147,138      49,912
--------------------------------------------------------------------------------------------------------------------------
                                                          615,440      466,226      419,798      148,139      49,912
 Payments for shares redeemed                            (432,510)    (274,314)    (167,890)    (340,704)     (1,014)
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from
    Fund share transactions                               182,930      191,912      251,908     (192,565)     48,898
--------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   443,457      415,519      496,299      (86,286)     53,085
Net Assets:
 Beginning of period                                    2,398,595    1,983,076    1,276,244    1,362,530           -
 End of period (b)                                     $2,842,052   $2,398,595   $1,772,543   $1,276,244   $  53,085
==========================================================================================================================

(a) Includes distributions of unrealized PFIC gains of $2,671 in 1996 and $592 in 1995 for Acorn Fund and $3,813 in 1996 for Acorn International.

(b) Includes undistributed net investment income (loss) of $2,578 in 1996 and $5,288 in 1995 for Acorn Fund; $2,144 in 1996 and $693 in 1995 for Acorn International; and $0 in 1996 for Acorn USA.

See accompanying notes to financial statements

Acorn Family of Funds
    .Notes to Financial Statements


1. Nature of Operations

Acorn Fund, Acorn International and Acorn USA (the "Funds") are series of Acorn Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital.

2. Significant Accounting Policies
     .Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

     .Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

     .Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis. For Acorn Fund, net realized gains include distributions of realized gains from other investment companies of $1,395,520 in 1996 and $877,200 in 1995. For Acorn USA, net realized gains include distributions of realized gains from other investment companies of $21,360 in 1996.

     .Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. A Fund bears the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

     There were no futures contracts or forward foreign currency contracts open at December 31, 1996 in Acorn Fund. There were no futures contracts open at December 31, 1996 in Acorn International. Acorn International entered into forward contracts to sell foreign currency, settling March 20 through June 19, 1997, as described below:

                                        U.S. Dollar      Unrealized Gain
 Foreign Amount    Currency           Proceeds (000)      (Loss) (000)
-----------------------------------------------------------------------
 54,000,000      Swiss Franc             $40,617             $149
 91,000,000      German Mark             $58,820            ($506)
200,000,000      Hong Kong Dollar        $25,834              ($8)
                                                            -----
                                                            ($365)

Acorn Family of Funds
     .Notes to Financial Statements

Acorn USA did not enter into any futures or forward foreign currency contracts during the period ended December 31, 1996.

     .Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of each Fund's investments and other assets, less liabilities, by the respective number of Fund shares outstanding.

     .Federal income taxes, dividends and distributions to shareholders

Acorn Fund and Acorn International have complied with the special provisions of the Internal Revenue Code available to investment companies for the years ended December 31, 1996 and December 31, 1995. In accordance with the distribution requirements imposed on investment companies, Acorn Fund and Acorn International paid long-term capital gain distributions in 1996 of $241,989,000 and $24,680,000, respectively, which was sufficient to allow each fund not to incur any income tax. Acorn USA also complied with these provisions for the period ended December 31, 1996 and was not required to pay a distribution.

     Dividends payable to shareholders are recorded by the Funds on the ex-dividend date.

     Acorn Fund and Acorn International have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFICs") for federal income tax purposes. In accordance with this election, Acorn Fund recognized unrealized appreciation on PFICs of $2,671,000 in 1996. Cumulative net unrealized appreciation recognized in prior years on PFICs sold in 1996 amounted to $7,124,000. Distributions to shareholders from net investment income relating to PFICs were $2,671,000 in 1996.

     In accordance with its PFIC election, for the year ended December 31, 1996, Acorn International recognized unrealized appreciation on PFICs of $3,813,000. The cumulative net unrealized appreciation recognized in prior years on PFICs sold in 1996 amounted to $5,306,000. Distributions to shareholders from net investment income relating to PFICs were $3,813,000. Prior to 1996, the Fund recognized unrealized PFIC gains of $11,427,000, which were offset by accumulated net realized losses on foreign currency transactions and therefore were not required to be distributed.

     Distributions relating to PFICs are treated as ordinary income for Federal income tax purposes.

     Reclassifications have been made in 1996 for Acorn USA in the accompanying analysis of net assets from undistributed net investment loss to accumulated net realized gain on sales of investments of $101,000 to reflect differences between financial reporting and income tax bases.

3. Transactions With Affiliates

The Funds' investment advisor, Wanger Asset Management, L.P. ("WAM") furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

     Under the Funds' investment management agreements with WAM, each fund pays the advisor an annual management fee, payable monthly, at the rates set forth below, which are determined at the beginning of each calendar quarter:

Acorn Fund
------------------------------------------
Net asset value:
For the first $100 million            .75%
Next $1.4 billion                     .50%
Net assets in excess of $1.5 billion  .40%

Acorn International
------------------------------------------
Net asset value:
For the first $100 million           1.25%
Next $400 million                    1.00%
Net assets in excess of $500 million  .80%

Acorn USA
------------------------------------------
Net asset value:
For the first $200 million           1.00%
Net assets in excess of $200 million  .95%

      Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. Acorn Fund paid trustees' fees and expenses of $115,700 in 1996 and $134,000 in 1995; Acorn International paid $99,700 in 1996 and $89,000 in 1995 and Acorn USA paid $600 in 1996 to trustees not affiliated with WAM. Included in these fees are amounts paid to the Chairman of the Board of $43,200 and $49,000 by Acorn Fund and $37,600 and $32,000 by Acorn International for 1996 and 1995, respectively, and $200 by Acorn USA for 1996.

     WAM advanced Acorn International $71,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period January, 1993 though September, 1997. WAM advanced Acorn USA $107,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period September, 1996 though August, 2001.

     WAM Brokerage Services, L.L.C., a wholly-owned subsidiary of WAM, is the distributor of the Funds' shares and receives no compensation for its services.

4. Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following numbers of shares:

Acorn Fund
----------------------------------------------------------
(in thousands)                               1996    1995
Shares sold                                 23,744  21,831
Shares issued in reinvestment of
 dividend and capital gain distributions    17,382  12,817
                                            --------------
                                            41,126  34,648
Less shares redeemed                        28,523  20,322
                                            --------------
Net increase in shares outstanding          12,603  14,326
==========================================================

Acorn International
----------------------------------------------------------
(in thousands)                               1996    1995

Shares sold                                 20,757   9,482
Shares issued in reinvestment of
 dividend and capital gain distributions     1,708      62
                                            --------------
                                            22,465   9,544
Less shares redeemed                         8,994  22,013
Net increase (decrease) in                  --------------
 shares outstanding                         13,471 (12,469)
==========================================================

Acorn USA
---------------------------------------------------
(in thousands)                                 1996

Shares sold                                   4,647
Less shares redeemed                             91
                                              -----
Net increase in shares outstanding            4,556
===================================================


5. Investment transactions

Acorn Fund
-------------------------------------------------------------
(in thousands)                                 1996      1995

Investment securities (excluding
 money market instruments):
  Purchases                                $862,321  $636,015
  Proceeds from sales                       924,259   584,550

Acorn International
-------------------------------------------------------------
(in thousands)                                 1996      1995

Investment securities (excluding
 money market instruments):
  Purchases                                $612,766  $318,862
  Proceeds from sales                       498,234   416,451

Acorn USA
---------------------------------------------------
(in thousands)                                 1996

Investment securities (excluding
 money market instruments):
   Purchases                               $ 45,708
   Proceeds from sales                        1,733
===================================================

The Acorn
----------------------------
         Family of Funds


 .Trustees
Irving B. Harris
Chairman

James H. Lorie
Vice Chairman

Leo A. Guthart

Jerome Kahn, Jr.

David C. Kleinman

Charles P. McQuaid

Roger S. Meier

Adolph Meyer, Jr.

Malcolm N. Smith

Ralph Wanger


 .Officers

Ralph Wanger
President

Charles P. McQuaid
Senior Vice President

Terence M. Hogan
Vice President

Leah J. Zell
Vice President

Merrillyn J. Kosier
Vice President and Secretary

Bruce H. Lauer
Vice President and Treasurer

Kenneth A. Kalina
Assistant Treasurer

 .Investment Advisor

Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-9-ACORN-9
(1-800-922-6769)
e-mail: acorn@wanger.com
web site: www.wanger.com

 .Distributor

WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, Massachusetts 02266-8502

 .Transfer Agent, Dividend Disbursing Agent and Custodian
State Street Bank and Trust Company
Attention: Acorn Family of Funds
P.O. Box 8502
Boston, Massachusetts 02266-8502
1-800-962-1585

 .Legal Counsel

Bell, Boyd & Lloyd
Chicago, Illinois

 .Independent Auditors

Ernst & Young LLP
Chicago, Illinois


This report, including the audited schedules of investments and financial statements, is submitted for the general information of the shareholders of Acorn Investment Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

A Zebra In
          Lion Country

A Zebra in Lion Country: Ralph Wanger's Investment Survival Guide, will hit bookstores in April. Mr. Wanger wants to meet fellow Acorn shareholders! If you live in or around one of the following cities, drop by, introduce yourself, and let him personally sign your copy of the book.

>April 8
Barnes & Noble
160 E. 54th Street, New York, NY

>April 15
Schwartz Books
219 N. Milwaukee Street, Milwaukee, WI

>April 17
Baxter Books
608 2nd Avenue, Minneapolis, MN

>April 22
Borders Books & Music
North Michigan Avenue, Chicago, IL

[PICTURE OF ACORN]

The Acorn
------------------------
         Family of Funds

WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, MA 02266-8502



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